UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2668

Oppenheimer Rochester AMT-Free Municipal Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/30/2015

Item 1.	Reports to Stockholders.

Semiannual Report 1/31/2015

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer Rochester® AMT-Free Municipal Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 1/30/15*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Barclays Municipal Bond Index
6-Month	6.87%	1.80%	4.52%
1-Year	14.10	8.68	8.86
5-Year	8.58	7.53	5.42
10-Year	2.82	2.32	4.82

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are not annualized. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

Oppenheimer Rochester is using social media to provide timely information related to muni market developments at www.twitter.com/RochesterFunds.

*January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

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Fund Performance Discussion

While interest rates continued to hover at low levels, Oppenheimer Rochester AMT-Free Municipal Fund once again generated high levels of tax-free income and a competitive, yield-driven total return for the 6 months ended January 30, 2015, the last business day of this reporting period. The Fund’s Class A shares provided a distribution yield of 5.93% at net asset value (NAV) at the end of this reporting period. For residents in the top 2014 bracket for federal income taxes, a taxable investment with a January 2015 yield of less than 8.75% would not have delivered as much after-tax income as the Class A shares of this Fund. At 6.87% as of January 30, 2015, the 6-month cumulative total return at NAV for this Fund’s Class A shares exceeded the Barclays Municipal Bond Index, its benchmark, by 235 basis points.

MARKET OVERVIEW

Overall, the muni market rallied during the 6 months ended January 31, 2015, thanks in part to positive reports from the Federal Reserve.

It came as no surprise to Fed watchers that the Federal Open Market Committee (FOMC) voted in October 2014 to end quantitative easing the next month.

Considered by many to be the largest intervention in the Fed’s history, the program was initiated in 2008 to stimulate the economy by adding billions to its holdings of mortgage-backed and Treasury securities. According to a statement released January 28, 2015, the FOMC observed economic activity expanding at a solid pace with strong job gains, a lower unemployment rate, and moderate increases in household spending and business fixed investments. However, a range of labor market indicators suggested that labor resources continued to be underutilized and the recovery in the housing sector remained slow.

YIELDS & DISTRIBUTIONS FOR CLASS A SHARES

Dividend Yield w/o sales charge	5.93%

Dividend Yield with sales charge	5.65

Standardized Yield	4.95

Taxable Equivalent Yield	8.75

Last distribution (1/27/15)	$0.035

Total distributions (8/1/14 to 1/31/15)	$0.207

Endnotes for this discussion begin on page 12 of this report

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The committee’s concerns about falling energy prices, among other factors, played into its decision to maintain its policy of reinvesting principal payments from its holdings of agency debt and agency mortgage-backed securities and rolling over maturing Treasury securities at auction.

The January statement was similar to the one issued in December 2014: In both, the FOMC said it could be “patient” about normalizing its stance on monetary policy, especially if projected inflation continued to run below the committee’s longer-run goal of 2%. The Fed’s long-standing assurance had been that it planned to keep the Fed Funds target rate at its current level “for a considerable time” after the end of its bond-buying program.

At a press conference following the December 2014 meeting, Fed Chair Janet Yellen said it would be unlikely for policymakers to consider an increase in the Fed’s benchmark short-term rate before its April meeting. When the January statement also referred to a patient approach, some economists concluded that rates were not likely to move until June 2015, at the earliest.

Given the current Fed Funds rate, the only plausible change would be an increase. We remind investors that a change in the Fed Funds rate does not automatically translate into a change in longer-term interest rates, which are determined by the marketplace.

The Fund’s investment team will continue to search for value in the muni market as it seeks to produce competitive levels of tax-free income amid stable or changing market conditions.

As of January 30, 2015, the average yield on 30-year, AAA-rated muni bonds was 2.76%, down 68 basis points from July 31, 2014. The average yield on 10-year, AAA-rated muni bonds was 1.82% on January 30, 2015, down 40 basis points from the July 2014 date, and the average yield on 1-year, AAA-rated muni bonds was 0.19%, down 4 basis points from the July 2014 date.

Successful investors, we have found, maintain a long-term perspective regardless of the specific developments associated with any given reporting period. To maximize the benefits that municipal bond funds seek to provide, many investors reinvest their dividends and allow the income generated from their investments to compound over time.

FUND PERFORMANCE

Oppenheimer Rochester AMT-Free Municipal Fund held more than 810 securities as of January 30, 2015. The Fund was invested in a broad range of sectors, providing shareholders with a diversity of holdings that we believe would be difficult and costly to replicate in an individual portfolio.

The Fund’s dividend trend this reporting period shows the positive impact a yield-driven approach can have amid challenging market conditions. This Fund’s Class A dividend, which was 3.4 cents per share at the outset of

4        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

the reporting period, increased to 3.5 cents per share beginning with the November 2014 payout. In all, the Fund distributed 20.7 cents per Class A share this reporting period.

Municipal bonds backed by proceeds from the tobacco Master Settlement Agreement (MSA), the national litigation settlement with U.S. tobacco manufacturers, represented 16.0% of the Fund’s total assets (16.2% of net assets) at the end of this reporting period.

We believe the securities we hold in this sector are fundamentally sound credits, and we like that “tobacco bonds” can provide tax-exempt income for investors as well as benefits to the issuing states and territories. Our long-term view of the sector remains bullish and, given attractive valuations, we believe that it is likely we will continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in prior reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full.

As of January 30, 2015, the Fund was invested in the hospital/healthcare sector, which represented 12.1% of total assets (12.3% of net assets). Our holdings in this sector consist of securities across the credit spectrum, but most are investment grade.

As of January 30, 2015, the Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment and Special Tax bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment and Special Tax sectors represented 11.2% and 3.9% of the Fund’s total assets (11.3% and 3.9% of net assets), respectively.

Overall, we believe that the bonds in these sectors have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assess-ments or taxes must be paid by whoever owns the land when the tax bill comes due. Additionally, we continue to believe that improvements in the housing market and the general economy could further strengthen the credit profiles of these sectors.

Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 10.7% of the Fund’s total assets (10.8% of net assets) at the end of this reporting period. The Fund’s holdings, most of which are insured, include general obligation (G.O.) debt and securities from many different sectors. Most of the Fund’s investments in securities issued in Puerto Rico are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education, among other things.

Expanding on the fiscal discipline that was the hallmark of Luis Fortuño, his predecessor, first-time Governor Alejandro García Padilla has strengthened the island’s balance sheet, cut the government payrolls, enacted comprehensive pension reforms, and raised

5        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

revenues via tax rate changes and improved enforcement.

In late June 2014, news about the Commonwealth’s first balanced general fund budget in more than 20 years was overshadowed by Gov. Padilla’s decision to sign the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), allowing Puerto Rico’s public corporations – PREPA (the electric utility authority), PRASA (the aqueduct and sewer authority) and PRHTA (the highway authority) – to restructure their debt. Based on our concerns that this law could be used to lessen the authorities’ debt-service payments to their creditors, we quickly filed a lawsuit in federal court in Puerto Rico, challenging the Act’s constitutional validity of the Recovery Act.

February 2015 Update: Shortly after this reporting period ended, a federal judge ruled that the Recovery Act violates the United States Constitution and is therefore invalid. The Commonwealth and PREPA have appealed the court’s ruling.

Puerto Rico debt continued to be the subject of a variety of critical reports during this reporting period. However, while most of the muni bonds issued by Puerto Rico continued to face some pricing pressure, the tide turned for many of the island’s securities and prices were rallying late in this reporting period. Investors should note that deterioration of the Puerto Rican economy could have an adverse impact on Puerto Rico bonds and the performance of the Oppenheimer Rochester municipal funds that hold them, including this Fund.

Our investment team is determined to protect our shareholders’ best interest and enforce all bond covenants that have been negotiated. We will also continue to monitor credit rating changes and other developments related to our Puerto Rico holdings closely and will post information on our website (oppenheimerfunds.com) and on our Twitter feed (twitter.com/RochesterFunds). We encourage investors to contact their financial advisors for the latest information, as the situation remains quite fluid.

Given the degree to which Oppenheimer Rochester funds have been cited in news coverage about the economic and fiscal challenges facing Puerto Rico, we feel compelled to remind investors that all fund investments are actively managed. Our team is responsive to the dynamics of the market and may choose to adjust trading strategies in the interest of maximizing the potential benefits to our shareholders.

Further, while we remain committed to keeping investors informed about our basic investing strategies, we do not provide comment about near-term trading strategies as we believe doing so might allow other market participants to impair our team’s ability to deliver shareholder value.

The Fund’s holdings in municipal bonds issued by utilities represented 9.9% of total assets

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(10.1% of net assets) at the end of this reporting period. As of January 30, 2015, this set of holdings included sewer utilities with 5.2% of total assets (5.3% of net assets); electric utilities with 3.4% of total assets (3.4% of net assets), and water utilities with 1.3% of total assets (1.4% of net assets). Our holdings in these sectors consist of securities in the mid-range of the credit spectrum and include bonds issued by PREPA and PRASA.

As of January 30, 2015, 6.7% of the Fund’s total assets (6.7% of net assets) continued to be invested in the higher education sector. The investment-grade bonds we hold in this sector, including one bond in Puerto Rico, have regularly provided high levels of tax-free income with what we believe to be far less credit risk than their external ratings would suggest.

Nearly all of the sales tax revenue bonds held by the Fund this reporting period were issued in Puerto Rico. In all, this sector represented 5.8% of the Fund’s total assets (5.8% of net assets) as of January 30, 2015, and included bonds issued in various U.S municipalities. Debt-service payments on securities in this

7        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

sector are paid using the issuing municipality’s sales tax revenue.

Tax increment financing (TIF) bonds constituted 5.5% of the Fund’s total assets (5.6% of net assets) on January 30, 2015. Traditionally, this type of financing has been used for urban and suburban renewal projects. When tax collections increase, driven either by an improving economy or inflation, the credit quality of these types of securities generally improves, which can lead to enhanced performance.

G.O. securities, which are backed by the full faith and taxing authority of state and local governments, comprised 5.2% of total assets (5.5% of net assets) as of January 30, 2015. The Fund’s holdings in this sector include bonds issued in many U.S. municipalities, including the Commonwealth of Puerto Rico. The vast majority of the G.O.s issued in Puerto Rico are insured.

As of January 30, 2015, 3.7% of the Fund’s total assets (3.8% of net assets) were invested in the education sector. Bonds in this sector primarily finance the infrastructure needs of a variety of charter schools around the state.

During this reporting period, the Fund maintained an investment in municipal inverse-floating rate securities, which are tax-exempt securities with interest payments that move inversely to changes in short-term interest rates. “Inverse floaters” continued to provide high levels of income to funds across the industry during this reporting period, which was characterized by rising prices among high-grade municipal securities. We continue to believe that “inverse floaters” are an essential element of this Fund’s portfolio because they can produce attractive yields under certain market conditions.

Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment goals or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and sector composition as well as our time-tested strategies will continue to benefit fixed-income investors through interest rate and economic cycles.

INVESTMENT STRATEGY

The Rochester investment team focuses exclusively on municipal bonds and has consistently used a time-tested, value-oriented and security-specific approach to fund management. We know that market conditions can and do fluctuate, but we do not waver in our belief in the power of tax-free yield to help investors achieve their long-term objectives.

This Fund invests primarily in investment-grade municipal securities. It may invest up to 25% of its total assets in below-investment grade securities, or “junk” bonds; the percentage of assets is measured at the time of purchase as is the credit quality of the securities.

9        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Additionally, the credit quality is based on Nationally Recognized Statistical Rating Organization (“NRSRO”) ratings or, if no NRSRO rating, on internal ratings. As of January 30, 2015, market movements or rating changes of municipal bonds, notably the Fund’s investments in Puerto Rico paper, caused the Fund’s below-investment-grade holdings to exceed this threshold. As a result, no further purchases of below-investment-grade bonds will be made until the Fund’s holdings of these types of bonds is once again below 25% of total assets. Our team continually searches for bonds that we believe are undervalued and can provide a meaningful level of tax-free income until maturity. Rather than making allocation shifts based on expected market conditions, we search the marketplace for what we believe to be the best values for generating income. It remains important to note that we do not manage our funds based on predictions of interest rate changes.

Instead, our investment approach involves scouring the market for municipal securities that meet our stringent credit criteria and buying bonds that we believe will deliver above-average yields relative to peer funds. We focus on identifying inefficiencies in market pricing that can lead to investment advantages. We seek to maintain a thoughtful mix of industry sectors, maturities and credit ratings in this Fund’s portfolio.

The Rochester team also prospects for yield-enhancing opportunities in the secondary market, often picking up odd lots that we believe can add significant incremental yield to our portfolios. We will also look for non-rated issues with solid credit qualities, which we believe can often help enhance a fund’s tax-free yield. Investors should note that non-rated or unrated securities may or may not be the equivalent of investment grade securities.

The Rochester Way, we believe, distinguishes our approach to municipal investing from those of our competitors.

Daniel G. Loughran,

Senior Vice President, Senior Portfolio Manager and Team Leader, on behalf of the rest of the Rochester portfolio management team: Scott S. Cottier, Troy E. Willis, Mark R. DeMitry, Michael L. Camarella, Charles S. Pulire and Elizabeth S. Mossow.

10        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Top Holdings and Allocations

TOP TEN CATEGORIES*

Tobacco Master Settlement Agreement	16.0%
Hospital/Healthcare	12.1
Special Assessment	11.2
Higher Education	6.7
Sales Tax Revenue	5.8
Tax Increment Financing (TIF)	5.5
General Obligation	5.2
Sewer Utilities	5.2
Special Tax	3.9
Education	3.7

Portfolio holdings are subject to change. Percentages are as of January 30, 2015, and are based on total assets.

    CREDIT ALLOCATION*

	NRSRO- Rated	Sub- Adviser- Rated	Total
AAA	3.2%	0.4%	3.6%
AA	14.8	0.0	14.8
A	12.3	0.5	12.8
BBB	20.9	13.8	34.7
BB or lower	21.7	12.4	34.1
Total	72.9%	27.1%	100.0%

The percentages above are based on the market value of the securities as of January 30, 2015, and are subject to change. OppenheimerFunds, Inc. determines the credit allocation of the Fund’s assets using ratings by nationally recognized statistical rating organizations (NRSROs), such as Standard & Poor’s. For any security rated by an NRSRO other than S&P, the sub-adviser, OppenheimerFunds, Inc., converts that security’s rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. For securities not rated by an NRSRO, the sub-adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security.

For the purposes of this Credit Allocation table, securities rated within the NRSROs’ four highest categories—AAA, AA, A and BBB—are investment-grade securities. For further details, please consult the Fund’s prospectus or Statement of Additional Information.

* January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements.

11        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Performance

DISTRIBUTION YIELDS

As of 1/30/15

	Without Sales Charge	With Sales Charge
Class A	5.93%	5.65%
Class B	5.29	N/A
Class C	5.31	N/A
Class Y	6.17	N/A

STANDARDIZED YIELDS

For the 30 Days Ended 1/31/15
Class A	4.95%
Class B	4.42
Class C	4.44
Class Y	5.44

TAXABLE EQUIVALENT YIELDS

As of 1/31/15
Class A	8.75%
Class B	7.81
Class C	7.84
Class Y	9.61

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	6.87%	14.10%	8.58%	2.82%	5.85%
Class B (OTFBX)	3/16/93	6.51	13.34	7.71	2.31	4.13
Class C (OMFCX)	8/29/95	6.36	13.19	7.74	2.02	3.56
Class Y (OMFYX)	11/29/10	7.02	14.25	N/A	N/A	9.93

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 1/30/15

	Inception Date	6-Month	1-Year	5-Year	10-Year	Since Inception
Class A (OPTAX)	10/27/76	1.80%	8.68%	7.53%	2.32%	5.71%
Class B (OTFBX)	3/16/93	1.51	8.34	7.41	2.31	4.13
Class C (OMFCX)	8/29/95	5.36	12.19	7.74	2.02	3.56
Class Y (OMFYX)	11/29/10	7.02	14.25	N/A	N/A	9.93

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investments. Returns for periods of less than one year are not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and

12        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. January 30, 2015, was the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes to Financial Statements. Index returns are calculated through January 31, 2015.

The Fund’s performance is compared to the performance of the Barclays Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Indices are unmanaged and cannot be purchased by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

Distribution yields for Class A shares are based on dividends of $0.035 for the 27-day accrual period ended January 27, 2015. The yield without sales charge for Class A shares is calculated by dividing annualized dividends by the Class A net asset value on January 27, 2015; for the yield with sales charge, the denominator is the Class A maximum offering price on that date. Distribution yields for Class B, C and Y are annualized based on dividends of $0.0310, $0.0311 and $0.0363, respectively, for the 27-day accrual period ended January 27, 2015, and on the corresponding net asset values on that date.

Standardized yield is based on the Fund’s net investment income for the 30-day period ended January 31, 2015, and either that date’s maximum offering price (for Class A shares) or net asset value (for the other classes). Each result is compounded semiannually and annualized. Falling share prices artificially increase yields.

Taxable equivalent yield is based on the standardized yield and the 2014 top federal tax rate of 43.4%. Calculations factor in the 3.8% tax on unearned income under the Patient Protection and Affordable Care Act, as applicable. A portion of the Fund’s distributions may be subject to tax. Capital gains distributions are taxable as capital gains. Tax treatments of the Fund’s distributions and capital gains may vary by state; investors should consult a tax advisor to determine if the Fund is appropriate for them. Each result is compounded semiannually and annualized. Falling share prices artificially increase yields. This Report must be preceded or accompanied by a Fund prospectus.

The average yields for AAA-rated municipal securities are provided by Municipal Market Advisors (MMA) and are based on its benchmark of general obligation bonds structured with a 5% coupon. The MMA 5% benchmark is constructed using yields from the leading underwriters, who represent a significant percentage of the primary activity of the top 10 underwriters and therefore the total issuance.

Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on

13        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

14        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 30, 2015.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended January 30, 2015” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

15        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Actual	Beginning Account Value August 1, 2014	Ending Account Value January 30, 2015	Expenses Paid During 6 Months Ended January 30, 2015

Class A	$1,000.00	$1,068.70	$5.41

Class B	1,000.00	1,065.10	9.41

Class C	1,000.00	1,063.60	9.40

Class Y	1,000.00	1,070.20	4.21

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.85	5.28

Class B	1,000.00	1,015.99	9.19

Class C	1,000.00	1,015.99	9.19

Class Y	1,000.00	1,021.01	4.11

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended January 30, 2015 are as follows:

Class	Expense Ratios

Class A	1.04%

Class B	1.81

Class C	1.81

Class Y	0.80

The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without waivers or reimbursements and reduction to custodian expenses, if applicable.

16        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS January 30, 2015* Unaudited

Principal Amount		Coupon		Maturity		Value
Municipal Bonds and Notes—107.2%
Alabama—4.1%
$900,000	AL Space Science Exhibit Finance Authority[1]	6.000%		10/01/2025	$	908,280
20,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements)[2]	5.500		04/01/2041		23,601,400
385,000	Birmingham, AL Private Educational Building Authority (Birmingham-Southern College)[1]	6.125		12/01/2025		375,895
215,000	Cooperative District, AL Fort Deposit[1,3]	6.000		02/01/2036		185,081
3,500,000	Cullman County, AL Health Care Authority (Cullman Regional Medical Center)[1]	6.750		02/01/2029		3,869,180
200,000	Greater Montgomery, AL Educational Building Authority (Huntingdon College)[1]	5.100		05/01/2016		203,210
20,000,000	Jefferson County, AL Sewer[1]	0.000	[4]	10/01/2050		13,058,600
20,185,000	Jefferson County, AL Sewer[1]	0.000	[4]	10/01/2046		13,278,702
8,750,000	Jefferson County, AL Sewer[1]	0.000	[4]	10/01/2050		6,106,625
8,000,000	Jefferson County, AL Sewer[1]	6.000		10/01/2042		9,076,720
7,500,000	Jefferson County, AL Sewer[1]	6.500		10/01/2053		8,785,425
4,000,000	Jefferson County, AL Sewer[1]	7.000		10/01/2051		4,860,000
						84,309,118
Alaska—0.0%
750,000	AK Industrial Devel. & Export Authority (Anchorage Sportsplex/Grace Community Church Obligated Group)[5]	6.120		08/01/2031		228,577
600,000	AK Industrial Devel. & Export Authority Community Provider (Boys & Girls Home)[6]	5.875		12/01/2027		257,994
90,000	AK Northern Tobacco Securitization Corp. (TASC)[1]	5.000		06/01/2032		80,689
						567,260
Arizona—3.2%
5,000,000	AZ Dept. of Transportation (State Highway)[1]	5.000		07/01/2027		6,245,500
200,000	Centerra, AZ Community Facilities District[1]	5.150		07/15/2031		201,652
1,015,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.900		07/15/2022		1,093,216
330,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.125		07/15/2027		353,232
500,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	6.200		07/15/2032		533,400
305,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.450		07/15/2021		308,724
200,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.625		07/15/2025		202,126
450,000	Estrella Mountain Ranch, AZ Community Facilities District[1]	5.800		07/15/2030		454,351
437,000	Festival Ranch, AZ Community Facilities District[1]	5.750		07/01/2032		447,912
595,000	Festival Ranch, AZ Community Facilities District[1]	5.800		07/15/2032		635,793
250,000	Gladden Farms, AZ Community Facilities District[1]	5.500		07/15/2031		254,795
495,000	Maricopa County, AZ IDA (Immanuel Campus Care)[6]	8.500		04/20/2041		197,941
420,000	Maricopa County, AZ School District No. 24 (Gila Bend)[1]	5.500		07/01/2022		445,481

17        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity		Value
Arizona (Continued)
$200,000	Marley Park, AZ Community Facilities District[1]	5.300%	07/15/2031	$	202,352
321,000	Merrill Ranch, AZ Community Facilities District No. 1 Special Assessment Lien[1]	5.300	07/01/2030		323,645
980,000	Palm Valley, AZ Community Facility District No. 3[1]	5.800	07/15/2032		1,009,400
375,000	Palm Valley, AZ Community Facility District No. 3[1]	5.300	07/15/2031		380,467
750,000	Phoenix, AZ IDA (Career Success Schools)[1]	7.000	01/01/2029		724,140
870,000	Phoenix, AZ IDA (Eagle College Prep)	5.000	07/01/2033		879,640
500,000	Phoenix, AZ IDA (Espiritu Community Devel. Corp.)[1]	6.250	07/01/2036		508,245
1,000,000	Phoenix, AZ IDA (Great Hearts Academies)	6.300	07/01/2042		1,077,750
8,500,000	Phoenix, AZ IDA (Rowan University)	5.250	06/01/2034		9,738,620
2,970,000	Pima County, AZ IDA (Arizona Charter School)	5.375	07/01/2031		3,167,000
1,630,000	Pima County, AZ IDA (Arizona Charter School)[1]	5.000	07/01/2026		1,642,584
3,950,000	Pima County, AZ IDA (Center for Academic Success)[1]	5.500	07/01/2037		4,031,252
1,165,000	Pima County, AZ IDA (Christian Senior Living)[1]	5.050	01/01/2037		1,179,038
500,000	Pima County, AZ IDA (Facility Choice Education & Devel. Corp.)[1]	6.250	06/01/2026		504,815
1,430,000	Pima County, AZ IDA (New Plan Learning/OG Ohio/250 Shoup Mill Obligated Group)[1]	8.125	07/01/2041		1,448,790
500,000	Pima County, AZ IDA (P.L.C. Charter Schools)	6.750	04/01/2036		506,765
250,000	Pima County, AZ IDA (Paradise Education Center)[1]	6.000	06/01/2036		254,612
355,000	Pima County, AZ IDA (Paradise Education Center)[1]	5.875	06/01/2033		352,366
2,845,000	Pima County, AZ IDA (Phoenix Advantage Charter School)	5.600	07/01/2023		2,578,594
650,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.750	12/01/2037		651,567
500,000	Pima County, AZ IDA (Sonoran Science Academy)[1]	5.670	12/01/2027		501,985
760,000	Pima County, AZ IDA (Tucson Country Day School)[1]	5.000	06/01/2037		711,413
250,000	Pima County, AZ IDA (Valley Academy)[1]	6.500	07/01/2038		266,243
500,000	Quail Creek, AZ Community Facilities District[1]	5.550	07/15/2030		507,375
1,000,000	Rio Rico, AZ Fire District[1]	7.000	07/01/2030		1,138,600
10,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2037		12,113,900
3,000,000	Salt Verde, AZ Financial Corp.[1]	5.000	12/01/2032		3,597,570
100,000	Salt Verde, AZ Financial Corp.[1]	5.500	12/01/2029		125,371
18,000	Show Low Bluff, AZ Community Facilities District Special Assessment	5.200	07/01/2017		18,810
1,655,000	Tartesso West, AZ Community Facilities District[1]	5.900	07/15/2032		1,729,856
1,625,000	Vistancia, AZ Community Facilities District[1]	6.750	07/15/2022		1,630,671

18      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
Arizona (Continued)
$500,000	Westpark, AZ Community Facilities District[1]	5.250%		07/15/2031	$	507,295
						65,384,854
Arkansas—0.1%
165,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)[1]	5.375		03/01/2038		165,751
135,000	Arkadelphia, AR Public Education Facilities Board (Ouachita Baptist University)[1]	5.375		03/01/2038		135,609
1,870,000	Cave Springs, AR Municipal Property (Creeks Special Sewer District)[3,6]	6.250		02/01/2038		1,050,098
						1,351,458
California—16.3%
675,000	Adelanto, CA Public Utility Authority[1]	6.750		07/01/2039		795,980
1,615,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.250		09/01/2040		1,667,132
830,000	Anaheim, CA Community Facilities District Special Tax (Platinum Triangle)[1]	6.000		09/01/2029		856,967
1,000,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2026		1,031,670
2,340,000	Bonita Canyon, CA Public Facilities Financing Authority	5.000		09/01/2025		2,414,272
8,000,000	CA County Tobacco Securitization Agency	7.750	[7]	06/01/2046		497,840
129,820,000	CA County Tobacco Securitization Agency	6.700	[7]	06/01/2050		2,624,960
38,650,000	CA County Tobacco Securitization Agency	7.550	[7]	06/01/2055		291,034
6,060,000	CA County Tobacco Securitization Agency	7.234	[7]	06/01/2033		1,765,581
6,000,000	CA County Tobacco Securitization Agency	6.650	[7]	06/01/2046		183,720
7,000,000	CA County Tobacco Securitization Agency	5.312	[7]	06/01/2046		565,880
93,000,000	CA County Tobacco Securitization Agency (TASC)	6.651	[7]	06/01/2046		3,082,950
160,000	CA County Tobacco Securitization Agency (TASC)[1]	5.700		06/01/2046		145,875
50,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2035		50,011
5,000,000	CA County Tobacco Securitization Agency (TASC)[1]	5.875		06/01/2043		5,001,350
21,000,000	CA County Tobacco Securitization Agency (TASC)	6.000		06/01/2042		21,005,040
10,200,000	CA County Tobacco Securitization Agency (TASC)[1]	0.748		06/01/2036		9,641,448
2,315,000	CA County Tobacco Securitization Agency (TASC)[1]	5.125		06/01/2038		1,976,778
3,375,000	CA Enterprise Devel. Authority (Sunpower Corp.)[1]	8.500		04/01/2031		3,960,664
4,335,000	CA Golden State Tobacco Securitization Corp.[1]	5.000		06/01/2036		3,699,012
110,000,000	CA Golden State Tobacco Securitization Corp. (TASC)	5.046	[7]	06/01/2047		3,443,000
54,700,000	CA Golden State Tobacco Securitization Corp. (TASC)[1]	5.300		06/01/2037		47,351,055

19      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
California (Continued)
$20,000,000	CA Health Facilities Financing Authority (SJHS/SJHCN/SJHE/SJHO Obligated Group)[1]	5.750%		07/01/2039	$	23,518,600
25,000	CA HFA (Home Mtg.)[1]	5.450		08/01/2033		26,415
10,000,000	CA M-S-R Energy Authority[1]	7.000		11/01/2034		14,703,200
350,000	CA M-S-R Energy Authority[1]	6.500		11/01/2039		499,282
250,000	CA Municipal Finance Authority (Harbor Regional Center)[1]	8.500		11/01/2039		317,647
2,130,000	CA Public Works[1]	6.625		11/01/2034		2,139,585
15,000,000	CA Public Works (Regents University)[1]	5.000		12/01/2031		18,705,750
450,000	CA Public Works (Various Community Colleges)[1]	5.750		10/01/2030		539,019
1,000,000	CA School Finance Authority Charter School (Coastal Academy)	5.000		10/01/2033		1,061,160
14,000,000	CA Silicon Valley Tobacco Securitization Authority	8.840	[7]	06/01/2047		986,160
7,000,000	CA Silicon Valley Tobacco Securitization Authority	9.800	[7]	06/01/2036		1,439,760
1,745,000	CA Statewide CDA (Aspire Public Schools)[1]	6.000		07/01/2040		1,845,931
885,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2033		1,039,202
1,450,000	Cathedral City, CA Redevel. Agency[1]	5.000		08/01/2032		1,706,606
2,000,000	Corona-Norco, CA Unified School District Public Financing Authority Special Tax[1]	5.000		09/01/2036		2,043,120
560,000	Coyote Canyon, CA Public Facilities Community Facilities District No. 2004-1[1]	6.625		09/01/2039		644,392
1,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.200		09/01/2027		1,027,550
2,000,000	Davis, CA Special Tax Community Facilities District No. 2007-2[1]	5.250		09/01/2037		2,050,380
20,000,000	East Bay, CA Municipal Utility District (Water System)[1]	5.000		06/01/2036		23,495,000
950,000	Elk Grove, CA Special Tax Community Facilities District No. 2005-1X1	5.250		09/01/2037		971,622
250,000	Hemet, CA Unified School District[1]	5.125		09/01/2036		251,042
420,000	Hemet, CA Unified School District[1]	5.050		09/01/2026		421,722
500,000	Hemet, CA Unified School District Community Facilities District No. 2005-3[1]	5.750		09/01/2039		502,350
120,000,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	6.750	[7]	06/01/2047		4,822,800
345,750,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	8.001	[7]	06/01/2057		3,405,637
360,655,000	Inland, CA Empire Tobacco Securitization Authority (TASC)	7.000	[7]	06/01/2057		3,505,567
150,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2031		155,002
175,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2028		180,864
135,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2030		139,508
155,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2029		160,186
205,000	Jurupa, CA Public Financing Authority[1]	6.000		09/01/2032		211,826
200,000	Lake Elsinore, CA Special Tax[1]	5.350		09/01/2036		200,360
1,270,000	Lake Elsinore, CA Special Tax[1]	5.150		09/01/2025		1,313,498

20      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
California (Continued)
$1,245,000	Lake Elsinore, CA Special Tax[1]	5.250%		09/01/2030	$	1,286,085
2,750,000	Lammersville, CA Joint Unified School District Special Tax Community Facilities District (Mountain House-Shea)	6.000		09/01/2043		3,298,873
885,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2027		958,942
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2028		1,080,720
375,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2026		408,281
415,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2025		452,645
1,000,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2032		1,073,590
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2030		538,715
500,000	Lammersville, CA School District Community Facilities District (Mountain House)	0.000	[4]	09/01/2029		540,005
1,000,000	Lancaster, CA Financing Authority (School District)[1]	5.000		02/01/2026		998,320
3,950,000	Loma Linda, CA Redevel. Agency Tax Allocation[1]	5.250		07/01/2030		3,990,606
1,250,000	Los Alamitos, CA Unified School District COP	0.000	[4]	08/01/2042		986,050
180,000	Los Angeles, CA Community Facilities District Special Tax (Legends at Cascades)[1]	5.750		09/01/2040		185,710
1,250,000	Lynwood, CA Redevel. Agency Tax Allocation[1]	7.000		09/01/2031		1,562,300
2,930,000	Marysville, CA (Fremont-Rideout Health)[1]	5.000		01/01/2029		3,328,070
4,010,000	Moreno Valley, CA Unified School District Community Facilities District No. 2005-5	5.500		09/01/2041		4,136,315
630,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax[1]	5.000		09/01/2037		649,618
1,250,000	Moreno Valley, CA Unified School District Community Facilities District Special Tax No. 2004-3[1]	5.000		09/01/2037		1,276,463
20,000,000	Northern CA Tobacco Securitization Authority (TASC)[1]	5.500		06/01/2045		16,582,600
955,000	Orange, CA Community Facilities District Special Tax (Del Rio Public Improvements)[1]	5.750		10/01/2030		987,604
850,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2034		986,748
1,500,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2033		1,745,295
1,250,000	Oxnard, CA Financing Authority Wastewater[1]	5.000		06/01/2032		1,458,850
735,000	Palm Desert, CA Financing Authority[1]	5.000		04/01/2027		737,749
550,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2026		551,023
1,510,000	Perris, CA Community Facilities District Special Tax No. 2001[1]	5.000		09/01/2037		1,512,174
620,000	Perris, CA Community Facilities District Special Tax No. 2005-1[1]	5.000		09/01/2037		620,490
1,260,000	Rialto, CA Special Tax Community Facilities District No. 2006-1[1]	5.350		09/01/2036		1,287,090

21      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
California (Continued)
$1,000,000	Romoland, CA School District Special Tax Community Facilities District[1]	5.400%		09/01/2036	$	1,011,750
1,000,000	Roseville, CA Natural Gas Finance Authority[1]	5.000		02/15/2025		1,182,760
345,000	San Bernardino, CA Special Tax Community Facilities District No. 2006-1 (Lytle Creek)[1]	5.625		09/01/2035		355,943
10,000,000	San Francisco, CA City & County COP[2]	5.000		10/01/2033		11,432,883
350,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	7.000		08/01/2041		431,228
250,000	San Francisco, CA City & County Redevel. Financing Authority (Mission Bay North Redevel.)[1]	6.750		08/01/2041		309,735
1,620,000	San Gorgonio, CA Memorial Health Care District[1]	7.000		08/01/2027		1,881,128
350,000	San Jose, CA Finance Authority (Convention Center)[1]	5.500		05/01/2031		416,595
2,210,000	Santa Clara, CA Redevel. Agency Tax Allocation (Bayshore North)[1]	5.750		06/01/2026		2,601,944
52,555,000	Silicon Valley CA Tobacco Securitization Authority	9.140	[7]	06/01/2047		3,701,974
13,675,000	Southern CA Tobacco Securitization Authority	6.400	[7]	06/01/2046		305,226
47,250,000	Southern CA Tobacco Securitization Authority	7.100	[7]	06/01/2046		979,493
22,445,000	Southern CA Tobacco Securitization Authority[1]	5.125		06/01/2046		19,235,365
11,930,000	Southern CA Tobacco Securitization Authority (TASC)[1]	5.000		06/01/2037		10,300,720
235,000	Temecula Valley, CA Unified School District Community Facilities District No. 2004[1]	5.000		09/01/2037		240,057
3,000,000	Val Verde, CA Unified School District[1]	5.500		08/01/2030		3,423,000
100,000	Victor Valley, CA Union High School District[1]	5.050		09/01/2025		100,745
1,160,000	Victor Valley, CA Union High School District[1]	5.100		09/01/2035		1,163,863
						338,378,302
Colorado—1.7%
1,000,000	CO Andonea Metropolitan District No. 3[5]	6.250		12/01/2035		563,520
3,900,000	CO Broomfield Village Metropolitan District No. 2[1]	6.250		12/01/2032		3,805,542
294,000	CO Crystal Crossing Metropolitan District[5]	6.000		12/01/2036		184,450
125,000	CO E-470 Public Highway Authority	6.814	[7]	09/01/2025		91,536
4,315,000	CO Educational and Cultural Facilities Authority (Rocky Mountain Academy of Evergreen)[1]	6.450		11/01/2040		4,982,530
500,000	CO Elbert and Highway 86 Metropolitan District[1]	5.750		12/01/2036		359,900
1,000,000	CO Elkhorn Ranch Metropolitan District	6.375		12/01/2035		736,550
740,000	CO Fossil Ridge Metropolitan District No. 1[1]	7.250		12/01/2040		834,172
500,000	CO High Plains Metropolitan District[5]	6.250		12/01/2035		281,880
225,000	CO Horse Creek Metropolitan District[1]	5.750		12/01/2036		196,459
375,000	CO Huntington Trails Metropolitan District[1]	6.250		12/01/2036		378,251
324,000	CO International Center Metropolitan District No. 3[1]	6.500		12/01/2035		290,074
500,000	CO Liberty Ranch Metropolitan District[1]	6.250		12/01/2036		458,295

22      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
Colorado (Continued)
$625,000	CO Madre Metropolitan District No. 2[1]	5.500%		12/01/2036	$	494,294
2,850,000	CO Murphy Creek Metropolitan District No. 3[5]	6.125		12/01/2035		1,391,769
2,770,000	CO Murphy Creek Metropolitan District No. 3[5]	6.000		12/01/2026		1,366,829
1,945,000	CO North Range Metropolitan District No. 1[1]	5.000		12/15/2024		1,973,377
500,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2037		509,690
1,250,000	CO North Range Metropolitan District No. 2[1]	5.500		12/15/2018		1,295,375
1,875,000	CO Northwest Metropolitan District No. 3[1]	6.250		12/01/2035		1,829,419
700,000	CO Northwest Metropolitan District No. 3[1]	6.125		12/01/2025		698,012
750,000	CO Potomac Farms Metropolitan District	7.250		12/01/2037		576,712
114,000	CO Potomac Farms Metropolitan District	7.625		12/01/2023		104,373
380,000	CO Prairie Center Metropolitan District No. 3[1]	5.250		12/15/2021		395,956
765,000	CO Prairie Center Metropolitan District No. 3[1]	5.400		12/15/2031		792,112
730,000	CO Regency Metropolitan District[5]	5.750		12/01/2036		587,533
349,000	CO Silver Peaks Metropolitan District	5.750		12/01/2036		236,507
1,000,000	CO Sorrell Ranch Metropolitan District[6]	6.750		12/15/2036		503,230
894,000	CO Wheatlands Metropolitan District[1]	6.000		12/01/2025		899,123
175,000	Fairplay, CO Sanitation District[1]	5.250		12/15/2031		175,903
180,000	Jefferson County, CO (Section 14 Metropolitan District)[1]	5.000		12/01/2018		189,443
1,720,000	Loveland, CO Special Assessment[1]	5.625		07/01/2029		1,559,490
1,495,000	Public Authority for CO (Natural Gas Energy)[1]	6.250		11/15/2028		1,990,234
500,000	Tabernash Meadows, CO Water & Sanitation District[1]	7.125		12/01/2034		560,040
250,000	Tallyns Reach CO Metropolitan District No. 3	5.125		11/01/2038		260,967
110,000	Tallyns Reach CO Metropolitan District No. 3	5.000		12/01/2033		114,729
3,824,161	Woodmen Heights, CO Metropolitan District No. 1	0.000	[4]	12/15/2041		1,918,467
1,036,237	Woodmen Heights, CO Metropolitan District No. 1	6.000		12/01/2041		1,027,947
						34,614,690
Connecticut—0.1%
500,000	Georgetown, CT Special Taxing District[5]	5.125		10/01/2036		199,905
8,729,856	Mashantucket Western Pequot Tribe CT8	4.000		07/01/2031		1,187,260
						1,387,165
Delaware—0.3%
3,475,000	Bridgeville, DE Special Obligation (Heritage Shores)[1]	5.450		07/01/2035		3,488,101
2,274,000	Millsboro, DE Special Obligation (Plantation Lakes)[1]	5.450		07/01/2036		1,792,617
						5,280,718
District of Columbia—0.8%
25,000	District of Columbia (James F. Oyster Elementary School)[1]	6.450		11/01/2034		25,010
2,100,000	District of Columbia Center for Strategic & International Studies[1]	6.625		03/01/2041		2,323,398
2,000,000	District of Columbia Center for Strategic & International Studies[1]	6.375		03/01/2031		2,220,060

23      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
District of Columbia (Continued)
$1,000,000	District of Columbia Student Dorm (Provident Group-Howard Properties)	5.000%		10/01/2030	$	1,074,110
4,385,000	District of Columbia Tobacco Settlement Financing Corp.	6.750		05/15/2040		4,386,052
2,570,000	District of Columbia Tobacco Settlement Financing Corp.[1]	6.500		05/15/2033		3,323,036
72,125,000	District of Columbia Tobacco Settlement Financing Corp. (TASC)	6.375	[7]	06/15/2046		2,414,745
400,000	District of Columbia University (Gallaudet University)[1]	5.500		04/01/2034		456,164
						16,222,575
Florida—12.5%
100,000	Alachua County, FL Health Facilities Authority (Shands Teaching Hospital & Clinics/Shands at Lake Shore Obligated Group)[1]	6.750		12/01/2030		117,008
1,835,000	Amelia Concourse, FL Community Devel. District[6]	5.750		05/01/2038		714,200
1,120,000	Arlington Ridge, FL Community Devel. District[5]	5.500		05/01/2036		439,432
435,000	Avignon Villages, FL Community Devel. District[6]	5.300		05/01/2014		56,794
250,000	Avignon Villages, FL Community Devel. District[6]	5.400		05/01/2037		32,640
1,835,000	Boynton Village, FL Community Devel. District Special Assessment[1]	6.000		05/01/2038		1,865,828
1,195,000	Cascades, FL Groveland Community Devel. District[1]	5.300		05/01/2036		1,202,684
2,320,000	Chapel Creek, FL Community Devel. District Special Assessment[6]	5.500		05/01/2038		1,381,235
1,675,000	Clearwater Cay, FL Community Devel. District[6]	5.500		05/01/2037		631,977
2,280,000	Creekside, FL Community Devel. District[6]	5.200		05/01/2038		1,028,645
875,000	Crosscreek, FL Community Devel. District[6]	5.500		05/01/2017		373,056
415,000	Crosscreek, FL Community Devel. District[6]	5.600		05/01/2039		177,110
5,400,000	Cypress Creek of Hillsborough County, FL Community Devel. District[1]	5.350		05/01/2037		5,402,214
700,000	Dade County, FL IDA (Miami Cerebral Palsy Residence)[1]	8.000		06/01/2022		700,287
1,625,000	Dupree Lakes, FL Community Devel. District[1]	5.375		05/01/2037		1,586,731
655,000	Durbin Crossing, FL Community Devel. District Special Assessment[5]	5.250		11/01/2015		461,847
2,165,000	East Homestead, FL Community Devel. District[1]	5.375		05/01/2036		2,173,833
1,225,000	East Homestead, FL Community Devel. District[1]	5.450		05/01/2036		1,242,542
175,000	East Homestead, FL Community Devel. District[1,3]	7.250		05/01/2021		190,528
350,000	East Homestead, FL Community Devel. District	5.000		11/01/2033		364,262
465,000	Escambia County, FL Health Facilities Authority[1]	5.950		07/01/2020		499,354
2,550,000	FL Capital Trust Agency (American Opportunity)[5]	5.875		06/01/2038		2,295,178
1,775,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[5]	8.260		07/15/2038		710,053
5,437,000	FL Capital Trust Agency (Atlantic Hsg. Foundation)[5]	7.000		07/15/2032		2,174,963
10,440,000	FL COP (Dept. of Management Services)[2]	5.250		08/01/2028		11,894,292

24      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity		Value
Florida (Continued)
$10,000	FL Correctional Private Commission (350 Bed Youthful) COP[1]	5.000%	08/01/2017	$	10,245
1,250,000	FL HEFFA (Bethune-Cookman University)[1]	5.375	07/01/2032		1,488,275
1,100,000	FL Lake Ashton II Community Devel. District[1]	5.375	05/01/2036		853,666
935,000	FL Principal One Community Devel. District[1]	5.650	05/01/2035		944,472
3,865,000	Flora Ridge, FL Educational Facilities Benefit District[1]	5.300	05/01/2037		3,919,535
145,000	Forest Creek, FL Community Devel. District[1]	5.450	05/01/2036		145,249
226,868	Forest Creek, FL Community Devel. District	5.450	05/01/2036		226,991
920,000	Greater Lakes/Sawgrass Bay, FL Community Devel. District[1]	5.500	05/01/2038		917,277
16,000,000	Greater Orlando, FL Aviation Authority[2]	5.000	10/01/2032		18,585,760
195,000	Heritage Isles, FL Community Devel. District[6]	7.100	10/01/2023		35,966
1,215,000	Heritage Plantation, FL Community Devel. District[5]	5.400	05/01/2037		376,662
120,000	Hialeah, FL Hsg. Authority[1]	5.800	06/20/2033		121,871
280,000	Highland Meadows, FL Community Devel. District Special Assessment, Series A6	5.500	05/01/2036		111,258
3,820,000	Highlands, FL Community Devel. District	5.550	05/01/2036		2,845,824
745,000	Hillsborough County, FL IDA (Senior Care Group)[6]	6.750	07/01/2029		372,403
430,000	Indigo, FL Community Devel. District[6]	5.750	05/01/2036		262,743
35,000	Jacksonville, FL Health Facilities Authority (Daughters of Charity Health Services of Austin)[1]	5.250	08/15/2027		36,005
1,255,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2029		1,387,352
1,000,000	Lakeland, FL Educational Facilities (Florida Southern College)	5.000	09/01/2037		1,087,340
250,000	Lakeside Landings, FL Devel. District[6]	5.500	05/01/2038		99,985
500,000	Legends Bay, FL Community Devel. District[1]	5.875	05/01/2038		404,120
1,835,000	Lucaya, FL Community Devel. District[1]	5.375	05/01/2035		1,757,343
530,000	Madison County, FL Mtg. (Twin Oaks)	6.000	07/01/2025		339,884
1,775,000	Magnolia Creek, FL Community Devel. District[6]	5.900	05/01/2039		613,617
1,425,000	Magnolia West, FL Community Devel. District Special Assessment[6]	5.350	05/01/2037		1,033,282
5,000,000	Miami-Dade County, FL School Board[1]	5.000	05/01/2027		6,065,500
6,295,000	Miromar Lakes, FL Community Devel. District[1]	6.875	05/01/2035		6,333,085
790,000	Miromar Lakes, FL Community Devel. District	5.375	05/01/2032		861,290
3,500,000	Monterey/Congress, FL Community Devel. District Special Assessment[1]	5.375	05/01/2036		3,323,390
8,525,000	Moody River, FL Estates Community Devel. District[1]	5.350	05/01/2036		7,255,286
9,405,000	Myrtle Creek, FL Improvement District Special Assessment[1]	5.200	05/01/2037		9,565,073
335,000	Naturewalk, FL Community Devel. District[5]	5.500	05/01/2038		166,753
395,000	Naturewalk, FL Community Devel. District[5]	5.300	05/01/2016		196,374
250,000	Orange County, FL Health Facilities Authority (Orlando Lutheran Tower)[1]	5.500	07/01/2032		259,962
10,000,000	Orange County, FL School Board COP[2]	5.500	08/01/2034		11,405,100

25      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity		Value
Florida (Continued)
$1,000,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.625%	05/01/2042	$	1,172,040
450,000	Palace Coral Gables, FL Community Devel. District Special Assessment[1]	5.000	05/01/2032		510,763
1,250,000	Palm Bay, FL Educational Facilities (Patriot Charter School)[6]	7.000	07/01/2036		375,100
1,895,000	Palm Coast Park, FL Community Devel. District Special Assessment[1]	5.700	05/01/2037		1,634,210
2,200,000	Palm Glades, FL Community Devel. District[1]	5.300	05/01/2036		2,227,720
300,000	Palm Glades, FL Community Devel. District Special Assessment[1]	7.250	08/01/2016		309,639
510,000	Palm River, FL Community Devel. District[6]	5.375	05/01/2036		201,287
460,000	Palm River, FL Community Devel. District[6]	5.150	05/01/2013		181,272
2,000,000	Parkway Center, FL Community Devel. District, Series A1	6.125	05/01/2024		1,995,620
2,195,000	Parkway Center, FL Community Devel. District, Series A1	6.300	05/01/2034		2,158,717
1,305,000	Pine Ridge Plantation, FL Community Devel. District	5.400	05/01/2037		1,159,049
1,385,000	Pinellas County, FL Health Facility Authority (St. Mark Village)[1]	5.650	05/01/2037		1,392,701
425,000	Poinciana West, FL Community Devel. District Special Assessment[1]	6.000	05/01/2037		429,496
340,000	Portico, FL Community Devel. District[1]	5.450	05/01/2037		276,019
2,670,000	Portofino Cove, FL Community Devel. District Special Assessment[6]	5.250	05/01/2012		1,336,228
490,000	Portofino Cove, FL Community Devel. District Special Assessment[6]	5.500	05/01/2038		192,462
980,000	Portofino Landings, FL Community Devel. District Special Assessment[6]	5.400	05/01/2038		384,905
285,000	Portofino Landings, FL Community Devel. District Special Assessment[6]	5.200	05/01/2017		111,845
14,330,000	Quarry, FL Community Devel. District[1]	5.500	05/01/2036		14,332,006
10,020,000	Renaissance Commons, FL Community Devel. District, Series A1	5.600	05/01/2036		9,008,982
4,175,000	Reunion East, FL Community Devel. District	7.375	05/01/2033		4,241,341
1,710,000	Reunion East, FL Community Devel. District[5]	5.800	05/01/2036		1,111,688
1,850,000	Reunion East, FL Community Devel. District[5]	7.375	05/01/2033		1,202,704
30,000	Ridgewood Trails, FL Community Devel. District[1]	5.650	05/01/2038		14,965
2,500,000	River Glen, FL Community Devel. District Special Assessment[6]	5.450	05/01/2038		997,175
391,421	Santa Rosa Bay, FL Bridge Authority	6.250	07/01/2028		243,420
4,535,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.500	07/01/2040		5,017,161
3,445,000	Sarasota County, FL Educational Facilities (School of Arts & Sciences)[1]	6.750	07/01/2030		3,906,837
3,750,000	South Bay, FL Community Devel. District[6]	5.375	05/01/2013		1,987,650
5,400,000	South Bay, FL Community Devel. District[6]	5.950	05/01/2036		2,862,216
1,985,000	South Bay, FL Community Devel. District[6]	5.125	11/01/2009		1,052,129

26      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
Florida (Continued)
$1,500,000	St. Johns County, FL IDA (Presbyterian Retirement)[1]	6.000%		08/01/2045	$	1,732,050
400,000	St. Johns County, FL IDA (St. John’s County Welfare Federation)[1]	5.250		10/01/2041		361,820
1,460,000	St. John’s Forest, FL Community Devel. District, Series A1	6.125		05/01/2034		1,461,285
500,000	Tern Bay, FL Community Devel. District[6]	5.375		05/01/2037		122,005
6,020,000	Tern Bay, FL Community Devel. District[6]	5.000		05/01/2015		1,467,977
4,245,000	Town Center, FL at Palm Coast Community Devel. District[1]	6.000		05/01/2036		4,159,718
220,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.250		05/01/2037		209,983
8,390,000	Turnbull Creek, FL Community Devel. District Special Assessment[1]	5.800		05/01/2035		8,391,175
5,225,000	Verandah East, FL Community Devel. District[1]	5.400		05/01/2037		5,233,465
4,000,000	Verandah, FL Community Devel District[1]	5.250		05/01/2036		3,742,120
8,385,000	Verona Walk, FL Community Devel. District[1]	5.375		05/01/2037		8,384,916
420,000	Villa Vizcaya, FL Community Devel. District Special Assessment[6]	5.550		05/01/2039		231,055
2,565,000	Villa Vizcaya, FL Community Devel. District Special Assessment[6]	5.350		05/01/2017		1,411,083
1,575,000	Villages of Westport, FL Community Devel. District[6,9]	5.700		05/01/2035		789,642
4,575,000	Vista, FL Community Devel. District Special Assessment[1]	5.375		05/01/2037		4,444,521
1,500,000	Waterford Estates, FL Community Devel. District Special Assessment[6]	5.125		05/01/2013		440,955
2,470,000	Waterford Estates, FL Community Devel. District Special Assessment[6]	5.500		05/01/2037		726,946
5,395,000	Watergrass, FL Community Devel. District Special Assessment[1]	5.500		05/01/2036		5,396,565
486,156	Watergrass, FL Community Devel. District Special Assessment[1,3]	6.960		11/01/2017		465,169
950,000	Waterlefe, FL Community Devel. District Golf Course[6]	8.125		10/01/2025		65,389
16,000	Waters Edge, FL Community Devel. District	5.350		05/01/2039		16,116
815,000	Waters Edge, FL Community Devel. District	0.000	[4]	05/01/2039		681,242
5,920,000	Waters Edge, FL Community Devel. District[1]	5.300		05/01/2036		5,953,685
1,785,000	Waterstone, FL Community Devel. District[6]	5.500		05/01/2018		708,270
7,350,000	West Villages, FL Improvement District[6]	5.800		05/01/2036		4,375,896
285,000	West Villages, FL Improvement District[6]	5.350		05/01/2015		218,960
3,125,000	West Villages, FL Improvement District	5.500		05/01/2038		3,158,406
4,925,000	Westridge, FL Community Devel. District[6]	5.800		05/01/2037		1,855,789
5,840,000	Westside, FL Community Devel. District[5]	5.650		05/01/2037		2,922,686
4,765,000	World Commerce, FL Community Devel. District Special Assessment[1]	6.125		05/01/2035		4,767,573
2,250,000	Wyld Palms, FL Community Devel. District[6]	5.400		05/01/2015		687,983
1,445,000	Wyld Palms, FL Community Devel. District[6]	5.500		05/01/2038		442,242
450,000	Zephyr Ridge, FL Community Devel. District[6]	5.250		05/01/2013		177,197

27      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity		Value
Florida (Continued)
$990,000	Zephyr Ridge, FL Community Devel. District[6]	5.625%	05/01/2037	$	390,387
					258,747,249
Georgia—0.8%
220,000	Atlanta, GA Tax Allocation (Beltline)[1]	7.500	01/01/2031		263,459
565,000	Atlanta, GA Urban Residential Finance Authority (Trestletree Village Apartments)	5.000	11/01/2048		588,724
75,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2039		75,248
450,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2039		451,589
110,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2034		110,372
70,000	Atlanta, GA Water & Wastewater Authority[1]	5.000	11/01/2037		70,227
6,985,000	DeKalb County, GA Devel. Authority Public Purpose[1]	5.500	12/10/2023		7,167,099
4,435,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026		4,448,660
3,005,000	East Point, GA (Camp Creek), Series B1	8.000	02/01/2026		3,014,255
10,000	GA Municipal Electric Authority[1]	6.600	01/01/2018		10,807
520,000	Randolph County, GA GO	5.000	04/01/2030		572,172
					16,772,612
Idaho—0.1%
60,000	ID Health Facilities Authority (Trinity Health Corp.)[1]	6.250	12/01/2033		70,582
1,000,000	ID Hsg. & Finance Assoc. (Compass Public Charter School)[1]	6.250	07/01/2045		1,088,300
					1,158,882
Illinois—11.6%
300,000	Annawan, IL Tax Increment (Patriot Renewable Fuels)[1]	5.625	01/01/2018		277,146
1,575,000	Bedford Park, IL Tax[1]	5.125	12/30/2018		1,608,752
25,000	Chicago, IL GO1	5.000	01/01/2042		25,077
4,000,000	Chicago, IL GO1	5.000	01/01/2029		4,180,040
10,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2040		11,102,900
6,000,000	Chicago, IL Park District (Harbor Facilities)[2]	5.250	01/01/2037		6,723,600
2,400,000	Cook County, IL Community School District GO1	7.125	06/01/2024		2,749,920
949,000	Cortland, IL Special Tax (Sheaffer System)[5]	5.500	03/01/2017		189,809
500,000	Country Club Hills, IL GO1	5.000	12/01/2031		522,880
40,000	Country Club Hills, IL GO1	5.000	12/01/2032		41,775
475,000	Country Club Hills, IL GO1	5.000	12/01/2030		496,869
410,000	Country Club Hills, IL GO1	5.000	12/01/2027		428,085
395,000	Country Club Hills, IL GO1	5.000	12/01/2026		411,661
435,000	Country Club Hills, IL GO1	5.000	12/01/2028		454,784
455,000	Country Club Hills, IL GO1	5.000	12/01/2029		476,071
320,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.625	03/01/2036		323,392
100,000	Du Page County, IL Special Service Area No. 31 Special Tax (Monarch Landing)[1]	5.400	03/01/2016		102,155
812,500	Gilberts, IL Special Service Area No. 24 Special Tax (Conservancy)	5.375	03/01/2034		693,712

28      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity		Value
Illinois (Continued)
$1,000,000	Harvey, IL GO	5.625%	12/01/2032	$	826,510
2,225,000	Harvey, IL GO	5.500	12/01/2027		1,855,561
4,950,000	Harvey, IL Hotel Motel Tax & Sales (Hotel & Conference Center)[1]	6.875	08/01/2028		5,004,846
1,920,000	IL Finance Authority (Bethel Terrace Apartments)[1]	5.125	09/01/2025		1,927,622
2,215,000	IL Finance Authority (Illinois Institute of Technology)[1]	7.125	02/01/2034		2,409,211
155,000	IL Finance Authority (Illinois Institute of Technology)[1]	6.500	02/01/2023		168,625
1,000,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2036		1,001,280
1,010,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2026		1,015,969
9,660,000	IL Finance Authority (Illinois Institute of Technology)[1]	5.000	04/01/2031		9,691,975
450,000	IL Finance Authority (Lake Forest College)	6.000	10/01/2048		510,723
500,000	IL Finance Authority (Lake Forest College)	5.750	10/01/2032		560,320
20,000,000	IL Finance Authority (Northwestern Memorial Hospital)[2]	6.000	08/15/2039		23,724,200
50,000	IL Finance Authority (OSF Healthcare System)[1]	7.125	11/15/2037		60,762
10,190,000	IL Finance Authority (Provena Health)[1]	7.750	08/15/2034		12,893,917
6,665,000	IL Finance Authority (Resurrection Health Care)[2]	5.250	05/15/2029		7,291,306
8,335,000	IL Finance Authority (Resurrection Health Care)[1]	5.250	05/15/2029		9,118,240
5,000,000	IL Finance Authority (Resurrection Health)[1]	6.125	05/15/2025		5,772,500
2,680,000	IL Finance Authority (Roosevelt University)[1]	6.250	04/01/2029		3,010,149
22,915,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2039		25,605,450
3,250,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2032		3,380,000
6,270,000	IL Finance Authority (Roosevelt University)[1]	5.500	04/01/2037		6,502,178
5,855,000	IL Finance Authority (Roosevelt University)[1]	6.500	04/01/2044		6,523,875
5,600,000	IL Finance Authority (Roosevelt University)[1]	5.750	04/01/2024		6,249,264
10,000,000	IL Finance Authority (Trinity Health Corp.)[2]	5.000	12/01/2030		11,493,880
1,500,000	IL GO	5.000	03/01/2037		1,607,970
1,000,000	IL GO	5.500	07/01/2038		1,139,250
700,000	IL GO	5.000	08/01/2025		787,304
330,000	IL Metropolitan Pier & Exposition Authority (McCormick Place Exposition)[1]	5.500	06/15/2050		367,712
2,000,000	IL Sports Facilities Authority[1]	5.250	06/15/2032		2,338,580
1,160,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2031		1,668,463
895,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2027		1,255,408
955,000	Jefferson County, IL High School District No. 201 (Mt. Vernon)	6.500	12/30/2028		1,338,299
4,481,000	Lakemoor Village, IL Special Tax[1]	5.000	03/01/2027		4,499,462
2,718,000	Lincolnshire, IL Special Service Area No. 1 Special Tax (Sedgebrook)[1]	6.250	03/01/2034		2,775,758
1,455,000	Manhattan, IL Special Service Area Special Tax (Groebe Farm-Stonegate)[6]	6.125	03/01/2040		262,104
480,000	Markham, IL GO1	5.750	02/01/2028		498,658

29      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
Illinois (Continued)
$1,094,000	Plano, IL Special Service Area No. 5[6]	6.000%		03/01/2036	$	668,423
500,000	Southwestern IL Devel. Authority (Eden Retirement Center)[1]	5.850		12/01/2036		466,725
4,320,000	Southwestern IL Devel. Authority (Local Government Programming)	7.000		10/01/2022		3,625,560
1,635,000	Southwestern IL Devel. Authority (Village of Sauget)[1]	5.625		11/01/2026		1,421,518
12,000,000	Springfield, IL Electric[1]	5.000		03/01/2030		12,480,120
12,000,000	University of Illinois (Auxiliary Facilities System)[2]	5.750		04/01/2038		13,935,000
1,975,000	Vernon Hills, IL Tax Increment (Town Center)[1]	6.250		12/30/2026		2,039,365
940,000	Volo Village, IL Special Service Area (Lancaster Falls)[1]	5.750		03/01/2036		979,085
3,747,000	Volo Village, IL Special Service Area (Remington Pointe)[1]	6.450		03/01/2034		3,762,288
1,870,000	Yorkville, IL United City Special Services Area Special Tax	5.000		03/01/2033		1,902,987
2,295,000	Yorkville, IL United City Special Services Area Special Tax (Bristol Bay)[1]	5.875		03/01/2036		2,356,919
1,634,000	Yorkville, IL United City Special Services Area Special Tax (Raintree Village II)[6]	6.250		03/01/2035		906,854
						240,490,803
Indiana—1.4%
1,700,000	Carmel, IN Redevel. District COP[1]	6.500		07/15/2035		1,932,356
1,000,000	Hammond, IN Local Public Improvement District[1]	6.750		08/15/2035		1,020,530
1,000,000	Hammond, IN Local Public Improvement District[1]	6.500		08/15/2030		1,019,460
465,000	Hammond, IN Local Public Improvement District[1]	5.000		02/01/2024		492,895
4,250,000	IN Finance Authority (Marian University)[1]	6.375		09/15/2041		4,765,142
4,750,000	IN Finance Authority (Marian University)[1]	6.500		09/15/2030		5,396,380
2,885,000	IN Finance Authority (Marian University)[1]	5.250		09/15/2025		3,087,758
325,000	IN Finance Authority Educational Facilities (Irvington Community)[1]	9.000		07/01/2039		337,399
3,985,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	6.000		07/01/2040		4,287,302
1,000,000	Indianapolis, IN Multifamily Hsg. (Berkley Common)[1]	5.750		07/01/2030		1,081,940
2,025,000	Indianapolis, IN Multifamily Hsg. (Stonekey Apartments)[1]	7.000		02/01/2039		2,247,183
2,123,639	North Manchester, IN Economic Devel. (Peabody Retirement Community)[5]	1.000		12/01/2045		42,494
2,466,162	North Manchester, IN Economic Devel. (Peabody Retirement Community)[1]	6.050	[10]	12/01/2045		1,243,587
2,105,000	Shelbyville, IN Redevel. District Tax Increment (Central Shelbyville Economic)[1]	6.500		07/01/2022		2,377,240
						29,331,666
Iowa—0.2%
750,000	IA Finance Authority (Amity Fellowserve)[1]	6.500		10/01/2036		759,412

30       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon	Maturity		Value
Iowa (Continued)
$400,000	IA Finance Authority (Boys & Girls Home and Family Services)[6]	5.900%	12/01/2028	$	171,996
1,500,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2029		1,722,390
1,685,000	IA Finance Authority (Mercy Medical Center)	5.000	08/15/2028		1,943,479
395,000	IA Finance Authority Senior Hsg. (Wedum Walnut Ridge)[1]	5.375	06/01/2025		369,910
					4,967,187
Kansas—0.2%
725,000	Hays, KS Sales Tax[1]	6.000	01/01/2025		726,073
156,000	Overland Park, KS Transportation Devel. District (Grass Creek)[1]	4.850	09/01/2016		159,814
2,360,000	Pittsburgh, KS Special Obligation (North Broadway Redevel.)[1]	4.900	04/01/2024		2,344,967
					3,230,854
Kentucky—0.0%
80,000	Owens County, KY Waterworks System (AWCC/KAWC Obligated Group)[1]	6.250	06/01/2039		92,879
15,000	Springfield, KY Educational Devel. (St. Catherine College)[1]	5.750	10/01/2035		15,044
					107,923
Louisiana—2.4%
2,000,000	Jefferson Parish, LA Hospital Service District No. 1 (West Jefferson Medical Center)[1]	5.250	01/01/2028		2,318,820
635,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024		758,273
950,000	LA Citizens Property Insurance Corp.	5.000	06/01/2024		1,123,803
8,280,000	LA HFA (La Chateau)[1]	6.875	09/01/2029		9,186,660
5,000,000	LA HFA (La Chateau)[1]	7.250	09/01/2039		5,559,400
3,085,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.500	09/01/2022		2,437,273
35,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2035		26,251
2,000,000	LA Local Government EF&CD Authority (Baton Rouge Student Hsg.)	5.250	09/01/2018		1,700,080
1,240,000	LA Local Government EF&CD Authority (Capital Projects and Equipment)[1]	6.550	09/01/2025		1,383,567
19,275,000	LA Public Facilities Authority (OLOLRMC/OLOLMC Obligated Group)[1]	6.750	07/01/2039		22,788,254
50,000	LA Stadium & Exposition District[1]	5.000	07/01/2028		59,312
2,000,000	LA Stadium & Exposition District	5.000	07/01/2032		2,318,200
2,500,000	Lakeshore Villages, LA Master Community Devel. District[5]	5.250	07/01/2017		875,350
					50,535,243
Maine—0.4%
5,000,000	ME H&HEFA (Maine General Medical Center)[1]	7.500	07/01/2032		6,147,250

31      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
Maine (Continued)
$2,000,000	ME H&HEFA (Maine General Medical Center)[1]	6.750%		07/01/2036	$	2,318,400
						8,465,650
Maryland—0.1%
1,000,000	MD EDC Student Hsg. (Morgan State University)[1]	5.000		07/01/2034		1,075,580
65,000	MD H&HEFA (Johns Hopkins Hospital)[1]	5.375		07/01/2020		65,184
950,000	Prince Georges County, MD Special District (Victoria Falls)[1]	5.250		07/01/2035		956,954
750,000	Salisbury, MD Special Obligation (Villages at Aydelotte Farm)[6]	5.250		01/01/2037		273,142
						2,370,860
Massachusetts—0.5%
260,000	MA Devel. Finance Agency (Evergreen Center)[1]	5.500		01/01/2035		260,289
25,000	MA Devel. Finance Agency (Lasell College)[1]	6.000		07/01/2031		29,525
750,000	MA Devel. Finance Agency (Lasell College)[1]	5.500		07/01/2026		869,408
92,782	MA Devel. Finance Agency (Linden Ponds)[1]	5.500		11/15/2046		81,259
461,488	MA Devel. Finance Agency (Linden Ponds)	0.605	[7]	11/15/2056		2,861
14,103	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2039		13,806
1,733,606	MA Devel. Finance Agency (Linden Ponds)[1]	6.250		11/15/2046		1,698,258
6,770,000	MA Devel. Finance Agency (Merrimack College)[1]	5.250		07/01/2042		7,226,772
40,000	MA Devel. Finance Agency (Northern Berkshire Community)	6.250		08/15/2029		30,170
149,400	MA Devel. Finance Agency (Northern Berkshire Healthcare)[5]	35.005		02/15/2043		7,470
120,749	MA Devel. Finance Agency (Northern Berkshire Healthcare)[6]	6.000		02/15/2043		6,037
78,847	MA Devel. Finance Agency (Northern Berkshire Healthcare)[5]	3.184	[7]	02/15/2043		3,942
25,000	MA H&EFA (Beverly Hospital Corp.)[1]	5.250		07/01/2023		25,082
						10,254,879
Michigan—4.4%
680,000	Detroit, MI City School District	5.000		05/01/2031		772,772
1,100,000	Detroit, MI City School District	5.000		05/01/2028		1,260,919
775,000	Detroit, MI GO1	5.000		04/01/2028		834,396
5,000	Detroit, MI Local Devel. Finance Authority[1]	5.500		05/01/2021		4,847
13,435,000	Detroit, MI Sewer Disposal System[1]	7.500		07/01/2033		15,986,844
2,250,000	Detroit, MI Sewer Disposal System[1]	6.500		07/01/2024		2,585,677
2,155,000	Detroit, MI Water and Sewerage Dept.	5.000		07/01/2032		2,371,944
1,000,000	Detroit, MI Water Supply System[1]	5.000		07/01/2036		1,080,170
1,555,000	Detroit, MI Water Supply System[1]	5.000		07/01/2033		1,600,266
20,000	Flint, MI Hospital Building Authority (Hurley Medical Center)[1]	5.375		07/01/2018		20,052
495,000	Grand Traverse Academy, MI Public School Academy[1]	5.000		11/01/2022		497,614
1,000,000	Grand Traverse Academy, MI Public School Academy[1]	4.750		11/01/2032		939,340

32      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Michigan (Continued)
$2,200,000	Grand Traverse Academy, MI Public School Academy[1]	4.625%		11/01/2027	$2,102,738
2,100,000	MI Finance Authority (City of Detroit)[1]	5.000		04/01/2028	2,260,944
895,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2026	1,050,148
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2025	1,181,950
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2033	1,119,450
930,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2027	1,082,883
7,035,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2023	8,389,378
2,450,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2032	2,753,114
1,000,000	MI Finance Authority (Detroit Water & Sewer)[1]	5.000		07/01/2034	1,116,900
600,000	MI Finance Authority (Old Redford Public School Academy)[1]	5.900		12/01/2030	611,670
14,600,000	MI Hospital Finance Authority (Trinity Health)[2]	6.125		12/01/2023	17,000,824
15,000	MI Hsg. Devel. Authority (Walled Lake Villa)[1]	6.000		04/15/2018	15,038
1,155,000	MI Public Educational Facilities Authority (Old Redford Academy)[1]	6.000		12/01/2035	1,158,338
425,000	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	7.875		08/31/2028	442,213
9,479,400	MI Strategic Fund Limited Obligation (Wolverine Human Services)[1]	5.850		08/31/2027	8,778,208
1,323,000,000	MI Tobacco Settlement Finance Authority	9.838	[7]	06/01/2058	6,998,670
250,000	Monroe County, MI Hospital Finance Authority (Mercy Memorial Hospital Corp.)[1]	5.500		06/01/2035	258,465
400,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.375		11/01/2030	286,500
1,325,000	Plymouth, MI Educational Center Charter School (Public School Academy)[1]	5.625		11/01/2035	924,863
500,000	Renaissance, MI Public School Academy	6.000		05/01/2037	537,610
5,000,000	Wayne County, MI Airport Authority (Detroit Metro Wayne Airport)	5.000		12/01/2037	5,630,300
35,000	Wayne County, MI Building Authority	5.250		06/01/2016	35,146
					91,690,191
Minnesota—0.2%
885,000	Columbia Heights, MN EDA Tax Increment (Huset Park Area Redevel.)[1]	5.375		02/15/2032	887,929
610,000	Minneapolis, MN Tax Increment (St. Anthony Falls)[1]	5.750		02/01/2027	610,750
965,000	Mound, MN Hsg. & Redevel. Authority (Metroplaines)[1]	5.000		02/15/2027	974,679
1,500,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.625		02/01/2031	1,540,980
110,000	St. Anthony, MN Hsg. & Redevel. Authority (Silver Lake Village)[1]	5.375		08/01/2021	113,891
115,000	St. Paul, MN Port Authority (Great Northern)[1]	6.000		03/01/2030	117,573
					4,245,802
Mississippi—0.1%
85,000	Gulfport, MS Hospital Facility (Memorial Hospital at Gulfport)[1]	5.750		07/01/2031	85,253

33      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon	Maturity	Value
Mississippi (Continued)
$800,000	Meridian, MS Tax Increment (Meridian Crossroads)[1]	8.750%	12/01/2024	$921,392
				1,006,645
Missouri—2.8%
200,000	Belton, MO Tax Increment (Belton Town Center)[1]	5.625	03/01/2025	200,666
250,000	Branson Hills, MO Infrastructure Facilities	5.500	04/01/2027	112,510
900,000	Branson, MO IDA (Branson Hills Redevel.)[1]	5.750	05/01/2026	925,074
365,000	Branson, MO IDA (Branson Hills Redevel.)[1]	7.050	05/01/2027	366,573
1,345,000	Branson, MO IDA (Branson Landing)[1]	5.250	06/01/2021	1,348,995
7,010,000	Branson, MO IDA (Branson Shoppe Redevel.)[1]	5.950	11/01/2029	7,215,673
675,000	Broadway-Fairview, MO Transportation Devel. District (Columbia)[1]	5.875	12/01/2031	593,838
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.625	04/01/2027	331,736
400,000	Chillicothe, MO Tax Increment (South U.S. 65)[1]	5.500	04/01/2021	359,032
3,840,000	Hawk Ridge, MO Transportation Devel. District[1]	5.000	02/01/2030	2,437,171
300,000	Hawk Ridge, MO Transportation Devel. District[1,3]	4.650	02/01/2017	285,012
14,360,000	Hazelwood, MO Transportation Devel. District (370/Missouri Bottom Road/Tausig Road)[1]	7.200	05/01/2033	14,391,161
2,575,000	Independence, MO 39th Street Transportation[1]	6.875	09/01/2032	2,775,309
445,000	Kansas City, MO Tax Increment (Briarcliff West)[1]	5.150	06/01/2016	454,781
800,000	Kansas City, MO Tax Increment (Shoal Creek Parkway)[1]	6.500	06/01/2025	814,232
1,765,000	Kansas City, MO Tax Increment (Southtown)[1]	6.000	03/01/2017	1,882,231
250,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.750	03/01/2029	255,980
225,000	Lees Summit, MO IDA (Kensington Farms)[1]	5.500	03/01/2021	233,224
770,000	Liberty, MO Tax Increment (Liberty Triangle)[1]	5.875	10/01/2029	803,580
2,100,000	Maplewood, MO Tax (Maplewood South Redevel.)[1]	5.750	11/01/2026	2,102,709
355,000	MO Grindstone Plaza Transportation Devel. District[1]	5.500	10/01/2031	312,869
209,000	Northwoods, MO Transportation Devel. District[1,3]	5.850	02/01/2031	197,194
1,500,000	Osage Beach, MO Tax Increment (Prewitts Point)[1]	5.000	05/01/2023	1,497,705
1,500,000	Raymore, MO Tax Increment[1]	5.375	03/01/2020	1,502,805
2,750,000	Raymore, MO Tax Increment[1]	5.625	03/01/2028	2,755,720
2,500,000	Richmond Heights, MO Tax Increment & Transportation Sales Tax[1]	5.625	11/01/2025	2,512,125
950,000	St. Louis, MO IDA (Southtown Redevel.)[1]	5.125	05/01/2026	951,349
481,000	St. Louis, MO Tax Increment (1505 Missouri Avenue Redevel.)[5]	6.000	08/04/2025	255,531
846,000	St. Louis, MO Tax Increment (1601 Washington Redevel.)	6.000	08/21/2026	544,426
1,879,000	St. Louis, MO Tax Increment (1619 Washington Redevel.)	5.500	03/09/2027	1,210,114
662,000	St. Louis, MO Tax Increment (Pet Building Redevel.)	5.500	05/29/2028	435,477

34       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Missouri (Continued)
$545,000	St. Louis, MO Tax Increment (Printers Lofts)[5]	6.000%		08/21/2026	$258,891
466,000	St. Louis, MO Tax Increment (Washington East Condominiums)[6]	5.500		01/20/2028	322,150
783,000	St. Louis, MO Tax Increment (Washington East Condominiums)[1]	5.500		01/20/2028	729,333
1,080,000	St. Louis, MO Tax Increment Financing (Ludwig Lofts)	6.690		04/21/2029	662,774
373,000	St. Louis, MO Tax Increment Financing, Series A	5.500		09/02/2028	238,925
3,255,000	St. Louis, MO Tax Increment, Series A	6.600		01/21/2028	2,402,516
620,000	Stone Canyon, MO Improvement District (Infrastructure)[6]	5.700		04/01/2022	307,446
320,000	Stone Canyon, MO Improvement District (Infrastructure)[6]	5.750		04/01/2027	158,682
390,000	Suemandy, MO Mid-Rivers Community Improvement District[1]	7.500		10/01/2029	439,444
2,500,000	University Place, MO Transportation Devel. District[1]	5.000		03/01/2032	2,502,750
					58,087,713
Montana—0.4%
11,710,000	Hardin, MT Tax Increment Industrial Infrastructure Devel. (Rocky Mountain Power)	6.250	[4]	09/01/2031	8,828,520
375,000	MT Facilities Finance Authority (St. John’s Lutheran)[1]	6.000		05/15/2025	389,809
					9,218,329
Nebraska—1.1%
7,510,000	NE Central Plains Gas Energy	5.250		09/01/2037	8,523,249
2,915,000	NE Educational Facilities Authority (Midland Lutheran College)[1]	5.600		09/15/2029	2,816,036
1,150,000	NE Educational Finance Authority (Concordia University)[1]	5.000		10/01/2037	1,183,315
7,000,000	NE Public Power Generation Agency (Whelan Energy Center)[1]	5.000		01/01/2032	7,389,340
2,200,000	Santee Sioux Nation, NE Tribal Health Care (Indian Health Service)[1]	8.750		10/01/2020	2,257,662
					22,169,602
Nevada—1.6%
260,000	Clark County, NV Improvement District[1]	5.050		02/01/2031	240,100
325,000	Clark County, NV Improvement District[1]	5.000		02/01/2026	314,580
15,000,000	Clark County, NV Water Reclamation District[1]	5.250		07/01/2038	17,223,450
5,105,000	Director of the State of NV Dept. of Business & Industry (Las Vegas Monorail)[5]	6.850	[7]	01/01/2019	3,011,439
225,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,3]	5.300		08/01/2018	221,567
100,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,3]	5.250		08/01/2017	99,218
70,000	Mesquite, NV Special Improvement District (Canyon Creek)[1,3]	5.200		08/01/2016	69,761

35      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Nevada (Continued)
$455,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.000%		08/01/2027	$468,281
655,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.150		08/01/2037	671,644
530,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	5.850		08/01/2018	553,850
855,000	Mesquite, NV Special Improvement District No. 07-01 (Anthem at Mesquite)[1,3]	6.000		08/01/2023	887,293
7,420,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.700		06/01/2028	7,984,439
2,160,000	Sparks, NV Redevel. Agency (Redevel Area No. 2)[1]	6.400		06/01/2020	2,379,132
					34,124,754
New Hampshire—2.9%
3,220,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.700	[7]	01/01/2030	1,163,611
305,000	Manchester, NH Hsg. & Redevel. Authority, Series B	5.650	[7]	01/01/2029	118,797
495,000	Manchester, NH Hsg. & Redevel. Authority, Series B	6.000	[7]	01/01/2023	299,643
410,000	NH Business Finance Authority (Huggins Hospital)[1]	6.875		10/01/2039	450,205
4,010,000	NH H&EFA (Franklin Pierce College)	6.050		10/01/2034	3,681,902
20,860,000	NH H&EFA (LRG Healthcare)[2]	7.000		04/01/2038	25,918,759
21,730,000	NH H&EFA (LRG Healthcare)[2]	5.500		10/01/2034	25,453,001
475,000	NH H&EFA (LRG Healthcare)[1]	5.500		10/01/2034	556,382
1,500,000	NH H&EFA (Southern New Hampshire University)	5.000		01/01/2027	1,650,720
1,270,000	NH HE&HFA (Franklin Pierce College)	5.300		10/01/2028	1,115,403
					60,408,423
New Jersey—0.9%
4,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2039	4,465,320
4,000,000	Casino Reinvestment Devel. Authority of NJ1	5.250		11/01/2044	4,454,960
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2030	2,272,520
2,000,000	Casino Reinvestment Devel. Authority of NJ1	5.000		11/01/2032	2,256,540
3,640,000	NJ Tobacco Settlement Financing Corp.[1]	5.000		06/01/2029	3,206,658
250,000	NJ Transportation Trust Fund Authority[1]	6.000		06/15/2035	307,520
1,850,000	South Jersey, NJ Transportation Authority[1]	5.000		11/01/2033	2,088,946
					19,052,464
New Mexico—0.2%
1,495,000	Cabezon, NM Public Improvement District[1]	6.300		09/01/2034	1,532,211
270,000	Montecito Estates, NM Public Improvement District[1]	7.000		10/01/2037	280,295
1,925,000	NM Trails Public Improvement District	7.750		10/01/2038	1,919,918
					3,732,424
New York—1.3%
380,000	NY Counties Tobacco Trust II (TASC)[1]	5.750		06/01/2043	381,832

36       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
New York (Continued)
$3,000,000	NY MTA, Series E	5.000%		11/15/2030	$3,558,240
9,140,000	NYS DA (St. Mary’s Hospital for Children)	7.875		11/15/2041	10,020,730
5,985,000	Suffolk, NY Tobacco Asset Securitization Corp.[1]	5.375		06/01/2028	5,993,559
5,255,000	Westchester County, NY Healthcare Corp., Series A1	5.000		11/01/2030	5,932,842
					25,887,203
North Carolina—0.0%
20,000	NC Medical Care Commission (AHACHC)[1]	5.800		10/01/2034	20,254

Ohio—7.7%
2,250,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000		06/01/2045	2,476,080
3,440,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750		06/01/2031	3,803,883
6,500,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.250		06/01/2037	5,814,965
22,380,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000		06/01/2042	19,186,822
743,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501	[7]	06/01/2052	6,441,810
970,100,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.251	[7]	06/01/2047	56,479,222
11,460,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.125		06/01/2024	9,930,090
2,555,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.375		06/01/2024	2,262,401
8,820,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.750		06/01/2034	7,470,805
20,360,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875		06/01/2030	17,710,146
2,165,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	6.000		11/01/2038	2,293,471
3,445,000	Cleveland-Cuyahoga County, OH Port Authority[1]	6.000		11/15/2035	4,106,888
10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.500		02/15/2027	10,023
1,260,000	Greene County, OH University Hsg. (Central State University)[1]	5.625		09/01/2032	1,220,978
1,000,000	Greene County, OH University Hsg. (Central State University)[1]	5.500		09/01/2027	985,680
2,500,000	Grove City, OH Tax Increment Financing[1]	5.375		12/01/2031	2,586,975
185,000	Grove City, OH Tax Increment Financing[1]	5.125		12/01/2016	197,658
780,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000		12/01/2022	795,717
3,750,000	OH Higher Education Facility Commission (Ashland University)	6.250		09/01/2024	3,631,837
5,860,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.400		02/15/2034	4,204,609
2,475,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)	6.300		02/15/2024	1,780,589

37      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity	Value
Ohio (Continued)
$4,065,000	Portage County, OH Port Authority (Northeast Ohio Medical University)	5.000%		12/01/2037	$4,409,753
510,000	Ross County, OH Hospital (Adena Health System)[1]	5.750		12/01/2028	587,403
645,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)	5.400		11/01/2036	320,455
					158,708,260
Oklahoma—0.7%
12,895,000	Grady County, OK Criminal Justice Authority	7.000		11/01/2041	12,925,303
770,000	Langston, OK EDA (Langston University)[1]	5.250		05/01/2026	785,285
					13,710,588
Oregon—0.0%
500,000	OR Facilities Authority (Concordia University)[1]	6.375		09/01/2040	549,535
335,000	OR Facilities Authority (Concordia University)[1]	6.125		09/01/2030	363,559
					913,094
Pennsylvania—0.9%
500,000	Luzerne County, PA IDA[1]	7.750		12/15/2027	525,045
385,000	Luzerne County, PA IDA[1]	7.500		12/15/2019	404,096
25,000	Northumberland County, PA IDA (NHS Youth Services)[1]	5.500		02/15/2033	18,967
3,225,000	Northumberland County, PA IDA (NHS Youth Services)[1]	7.750		02/15/2029	1,763,333
2,000,000	PA HEFA (Shippensburg University)[1]	6.250		10/01/2043	2,269,780
3,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2030	3,349,500
5,000,000	PA Public School Building Authority (School District of Philadelphia)[1]	5.000		04/01/2031	5,568,900
685,000	Philadelphia, PA Authority for Industrial Devel. (Architecture & Design Charter School)	6.125		03/15/2043	753,165
830,000	Philadelphia, PA H&HEFA (Centralized Comprehensive Human Services)[1]	7.250		01/01/2021	832,855
3,445,000	Philadelphia, PA School District[1]	6.000		09/01/2038	3,935,775
55,000	Philadelphia, PA School District[1]	6.000		09/01/2038	65,100
					19,486,516
Rhode Island—1.0%
4,915,000	Central Falls, RI Detention Facility[5]	7.250		07/15/2035	1,994,949
50,000	Providence, RI HDC (Barbara Jordan Apartments)[1]	6.750		07/01/2025	50,160
13,600,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000		05/15/2039	16,551,744
725,000	RI Health & Educational Building Corp. (EPBH/RIH/TMH Obligated Group)[1]	7.000		05/15/2039	856,138
20,000	RI Hsg. & Mtg. Finance Corp. (Homeownership Opportunity)[1]	6.500		04/01/2027	20,243
33,305,000	RI Tobacco Settlement Financing Corp. (TASC)	6.125	[7]	06/01/2052	374,348
10,375,000	RI Tobacco Settlement Financing Corp. (TASC)	6.750	[7]	06/01/2052	86,113

38       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity	Value
Rhode Island (Continued)
$600,000	RI Tobacco Settlement Financing Corp. (TASC), Series A1	6.125%		06/01/2032	$602,580
					20,536,275
South Carolina—0.8%
1,695,000	Lancaster County, SC (Sun City Carolina Lakes)[1]	5.450		12/01/2037	1,715,781
4,955,000	Richland County, SC Assessment Revenue (Village at Sandhill Improvement District)	6.200		11/01/2036	4,979,428
600,000	SC Connector 2000 Assoc. Toll Road, Series B	2.746	[7]	01/01/2020	144,180
6,565,000	SC Connector 2000 Assoc. Toll Road, Series B	3.156	[7]	01/01/2021	1,511,919
11,240,000	SC Connector 2000 Assoc. Toll Road, Series B	3.746	[7]	01/01/2026	1,914,172
2,500,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.250		04/01/2035	3,016,900
2,000,000	SC Jobs-EDA (Coastal Hsg. Foundation)[1]	6.500		04/01/2042	2,403,620
15,000	SC Jobs-EDA (Myrtle Beach Convention)[1]	5.250		04/01/2036	15,023
					15,701,023
South Dakota—0.0%
500,000	SD Educational Enhancement Funding Corp. Tobacco Settlement	5.000		06/01/2027	582,275
Tennessee—0.6%
125,000	Johnson City, TN H&EFB (Johnson City Medical Center)[1]	5.250		07/01/2028	125,523
500,000	Metropolitan Government Nashville & Davidson Counties, TN H&EFB (Belmont University)	5.000		11/01/2027	566,845
10,665,000	TN Energy Acquisition Gas Corp.[1]	5.000		02/01/2027	12,683,031
					13,375,399
Texas—4.9%
60,000	Collin County, TX HFC (Community College District Foundation)[1]	5.250		06/01/2031	58,392
5,000,000	Dallas, TX GO1	5.000		02/15/2030	6,073,600
700,000	Danbury, TX Higher Education Finance Corp. (Island Foundation)[1]	6.250		02/15/2036	700,497
7,450,000	Donna, TX GO1	6.250		02/15/2037	7,491,198
4,838,000	Escondido, TX Public Improvement District (Horseshoe Bay)[1]	7.250		10/01/2033	4,898,088
16,000,000	Houston, TX Airport System, Series A2	5.500		07/01/2039	18,214,400
300,000	Houston, TX Higher Education Finance Corp. (Cosmos Foundation)[1]	6.500		05/15/2031	375,621
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2041	274,237
250,000	Houston, TX Higher Education Finance Corp. (Ninos)	6.000		08/15/2036	275,802
7,465,000	Irving, TX Hotel Occupancy[1]	5.500		08/15/2038	8,051,003
2,900,000	Lufkin, TX Health Facilities Devel. Corp. (Memorial Health System of East Texas)[1]	6.250		02/15/2037	3,523,471
2,350,000	Maverick County, TX GO COP[1]	8.750		03/01/2034	2,351,551
700,000	Maverick County, TX GO COP[1]	8.750		03/01/2034	700,462

39      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
Texas (Continued)
$780,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	6.000%		04/01/2045	$	915,985
555,000	New Hope, TX Educational Facilities Finance Corp. Student Hsg. (Stephenville-Tarleton State University)	5.875		04/01/2036		651,609
700,000	Newark, TX Cultural Education Facilities Finance Corp. (A.W. Brown Fellowship Charter School)	6.000		08/15/2042		722,778
3,695,000	Sabine River, TX Authority Pollution Control (TXU Electric Company)[6]	6.150		08/01/2022		175,513
16,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. (Baylor Health Care System)[2]	6.250		11/15/2029		18,584,320
6,544,000	Trophy Club, TX Public Improvement (Highlands Trophy Club)[1]	7.750		10/01/2037		7,109,009
485,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	6.000		09/01/2033		392,685
110,000	TX Dormitory Finance Authority (Temple Junior College Foundation)	5.750		09/01/2027		92,187
4,000,000	TX Lower Colorado River Authority[1]	5.000		05/15/2025		4,693,240
4,500,000	TX Municipal Gas Acquisition & Supply Corp.[1]	6.250		12/15/2026		5,759,505
1,700,000	TX Public Finance Authority Charter School Finance Corp. (Cosmos Foundation)[1]	6.000		02/15/2030		1,967,512
660,000	TX Public Finance Authority Charter School Finance Corp. (Ed-Burnham Wood)[1]	6.250		09/01/2036		684,552
1,085,000	TX Public Finance Authority Charter School Finance Corp. (New Fontiers School)[1]	5.800		08/15/2040		1,197,818
18,750,000	TX Turnpike Authority (Central TX Turnpike System)	6.590	[7]	08/15/2037		4,866,938
100,000	Williamson County, TX1	5.125		02/15/2034		100,401
						100,902,374
Utah—0.2%
500,000	Utah County, UT Charter School (Lakeview Academy)[1]	5.000		07/15/2032		512,400
2,315,000	Utah County, UT Charter School (Lakeview Academy)[1]	5.625		07/15/2037		2,376,556
275,000	Utah County, UT Charter School (Renaissance Academy)[1]	5.625		07/15/2037		277,973
1,210,000	West Valley City, UT Sewer (East Hollywood High School)[1]	5.625		06/15/2037		1,183,561
						4,350,490
Vermont—0.1%
445,000	Burlington, VT GO	5.000		11/01/2032		482,407
350,000	Burlington, VT GO	5.000		11/01/2027		383,201

40      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
Vermont (Continued)
$426,434	VT Educational & Health Buildings Financing Agency (Marlboro College)[1]	2.779%		04/01/2019	$	422,438
						1,288,046
Virginia—1.1%
825,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.500		07/15/2035		675,089
2,040,000	Buena Vista, VA Public Recreational Facilities Authority (Golf Course)	5.250		07/15/2025		1,804,604
416,000	Celebrate, VA North CDA Special Assessment[5]	6.750		03/01/2034		268,715
3,500,000	Celebrate, VA South CDA Special Assessment[6]	6.250		03/01/2037		1,925,035
750,000	Farms New Kent, VA Community Devel. Authority Special Assessment[5]	5.800		03/01/2036		378,547
3,000,000	Farms New Kent, VA Community Devel. Authority Special Assessment[6]	5.450		03/01/2036		1,627,230
371,000	Farms New Kent, VA Community Devel. Authority Special Assessment[5]	5.125		03/01/2036		201,728
900,000	New Port, VA CDA	5.600		09/01/2036		523,674
3,375,000	Peninsula, VA Town Center Community Devel. Authority Special Obligation[1]	6.450		09/01/2037		3,646,012
2,630,000	Stafford County & Staunton, VA IDA (Virginia Municipal League/Mt. Rogers)[1]	6.500		08/01/2038		2,690,937
675,000	Suffolk, VA IDA (Lake Prince Center)[1]	5.300		09/01/2031		683,357
950,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2026		975,802
2,000,000	VA College Building Authority (Regent University)[1]	5.000		06/01/2029		2,050,080
585,000	VA College Building Authority Educational Facilities (Regent University)[1]	5.000		06/01/2036		597,174
35,170,000	VA Tobacco Settlement Authority	4.785	[7]	06/01/2047		830,364
162,770,000	VA Tobacco Settlement Authority	4.869	[7]	06/01/2047		2,887,540
						21,765,888
Washington—3.4%
4,145,000	Bremerton, WA Hsg. Authority[1]	5.500		06/01/2037		4,156,647
1,000,000	Bremerton, WA Hsg. Authority[1]	5.300		06/01/2026		1,003,300
75,000	Kelso County, WA Hsg. Authority (Chinook & Columbia Apartments)[1]	5.600		03/01/2028		75,032
25,000	Pierce County, WA Hsg. Authority[1]	5.800		12/01/2023		25,006
1,410,000	Seattle, WA Hsg. Authority (Gamelin House & Genesee)[1]	5.700		11/01/2035		1,424,368
3,000,000	Tacoma, WA Consolidated Local Improvements District No. 65	5.750		04/01/2043		3,007,560
3,920,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025		4,487,067
80,000	Vancouver, WA Hsg. Authority (Springbrook Village Apartments)[1]	5.000		03/01/2025		95,014
33,785,000	WA Health Care Facilities Authority (Catholic Health Initiatives)[2]	6.375		10/01/2036		39,921,940

41      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
Washington (Continued)
$15,000,000	WA Health Care Facilities Authority (PH&S /PEMC /PH&SO /PHSSC /LCMAS /SJHC / PSMMC / SPH&HSC / PHlthC / PH&SW Obligated Group)[1]	5.250%		10/01/2033	$	16,998,450
						71,194,384
West Virginia—0.2%
1,885,000	Brooke County, WV (Bethany College)[1]	6.750		10/01/2037		2,137,326
1,960,000	Brooke County, WV (Bethany College)[1]	6.500		10/01/2031		2,207,333
						4,344,659
Wisconsin—1.6%
1,750,000	Sokaogon, WI Chippewa Community (Gaming)[6]	7.000		01/01/2026		780,413
1,475,000	WI Center District, Series A	5.000		12/15/2029		1,692,754
5,000,000	WI GO1	6.000		05/01/2036		5,983,000
750,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2039		857,183
1,230,000	WI H&EFA (Beloit College)[1]	6.125		06/01/2035		1,414,894
1,305,000	WI H&EFA (Richland Hospital)[1]	5.375		06/01/2028		1,306,566
17,260,000	WI H&EFA (SSM Health Care Corp.)[1]	5.250		06/01/2034		19,616,680
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	36.060	[7]	10/01/2042		2
465,000	WI Public Finance Authority (Las Ventanas Retirement Community)[1]	7.000		10/01/2042		471,533
200,000	WI Public Finance Authority (Las Ventanas Retirement Community)	0.181	[7]	10/01/2042		62,696
650,000	WI Public Finance Authority (Thomas Jefferson Classical Academy)[1]	7.125		07/01/2042		703,995
500,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	5.750		07/15/2032		543,505
350,000	WI Public Finance Authority Charter School (Explore Knowledge Foundation)	6.000		07/15/2042		381,094
						33,814,315
U.S. Possessions—11.3%
7,315,000	Puerto Rico Aqueduct & Sewer Authority	5.000		07/01/2033		5,025,405
1,885,000	Puerto Rico Aqueduct & Sewer Authority	5.250		07/01/2029		1,335,051
1,925,000	Puerto Rico Aqueduct & Sewer Authority	6.000		07/01/2047		1,362,419
5,400,000	Puerto Rico Aqueduct & Sewer Authority	5.750		07/01/2037		3,830,922
11,375,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039		11,309,139
3,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2040		2,162,160
2,000,000	Puerto Rico Commonwealth GO1	6.000		07/01/2039		1,443,940
9,000,000	Puerto Rico Commonwealth GO1	5.750		07/01/2036		6,429,870
4,000,000	Puerto Rico Commonwealth GO1	5.625		07/01/2033		2,867,520
1,250,000	Puerto Rico Commonwealth GO1	5.375		07/01/2030		895,987
5,000,000	Puerto Rico Commonwealth GO1	6.500		07/01/2037		3,684,350
1,500,000	Puerto Rico Commonwealth GO1	5.500		07/01/2026		1,112,250
5,000,000	Puerto Rico Commonwealth GO	5.750		07/01/2028		3,683,200
500,000	Puerto Rico Commonwealth GO1	5.500		07/01/2021		534,050
3,000,000	Puerto Rico Commonwealth GO1	5.250		07/01/2023		2,284,140
4,210,000	Puerto Rico Commonwealth GO	5.500		07/01/2039		2,928,813

42      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Principal Amount		Coupon		Maturity		Value
U.S. Possessions (Continued)
$2,610,000	Puerto Rico Commonwealth GO1	5.000%		07/01/2023	$	1,968,175
3,000,000	Puerto Rico Commonwealth GO1	5.125		07/01/2028		2,135,250
4,020,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030		2,861,557
4,515,000	Puerto Rico Commonwealth GO1	5.000		07/01/2020		3,644,327
5,000,000	Puerto Rico Electric Power Authority, Series A9	6.750		07/01/2036		2,567,450
20,460,000	Puerto Rico Electric Power Authority, Series A9	5.000		07/01/2029		10,508,051
2,830,000	Puerto Rico Electric Power Authority, Series AAA[9]	5.250		07/01/2028		1,453,262
3,000,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.250		07/01/2027		1,540,470
1,850,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2022		949,550
2,500,000	Puerto Rico Electric Power Authority, Series CCC[9]	5.000		07/01/2028		1,283,900
260,000	Puerto Rico Electric Power Authority, Series RR	5.000		07/01/2024		259,995
4,000,000	Puerto Rico Electric Power Authority, Series SS	5.000		07/01/2025		3,988,280
4,500,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2032		2,311,380
3,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2026		1,540,410
5,000,000	Puerto Rico Electric Power Authority, Series TT9	5.000		07/01/2037		2,568,850
1,500,000	Puerto Rico Electric Power Authority, Series VV9	5.500		07/01/2020		772,185
1,690,000	Puerto Rico Electric Power Authority, Series VV	5.250		07/01/2025		1,720,471
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2020		2,573,950
3,050,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2038		1,566,693
2,750,000	Puerto Rico Electric Power Authority, Series WW9	5.375		07/01/2023		1,411,575
1,985,000	Puerto Rico Electric Power Authority, Series WW9	5.250		07/01/2025		1,019,119
2,000,000	Puerto Rico Electric Power Authority, Series WW9	5.000		07/01/2028		1,027,120
5,000,000	Puerto Rico Electric Power Authority, Series WW9	5.500		07/01/2021		2,566,000
1,670,000	Puerto Rico Electric Power Authority, Series XX9	5.250		07/01/2040		857,962
410,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250		07/01/2022		210,432
7,300,000	Puerto Rico Electric Power Authority, Series ZZ9	5.250		07/01/2024		3,747,601
40,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022		30,966
3,000,000	Puerto Rico Highway & Transportation Authority, Series L1	5.250		07/01/2038		2,863,050
3,500,000	Puerto Rico Highway & Transportation Authority, Series M1	5.000		07/01/2046		1,816,290
8,000,000	Puerto Rico Infrastructure	7.075	[7]	07/01/2030		1,991,360
850,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024		628,889
65,000	Puerto Rico Infrastructure[1]	5.000		07/01/2041		40,449
750,000	Puerto Rico Infrastructure Financing Authority[1]	5.500		07/01/2028		546,607
8,695,000	Puerto Rico Infrastructure Financing Authority	6.070	[7]	07/01/2031		2,096,104
3,200,000	Puerto Rico ITEMECF (Guaynabo Municipal Government Center)[1]	5.625		07/01/2022		2,562,752
1,230,000	Puerto Rico ITEMECF (Polytechnic University)[1]	5.000		08/01/2032		994,615

43      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Principal Amount		Coupon		Maturity		Value
U.S. Possessions (Continued)
$240,000	Puerto Rico Public Buildings Authority	5.250%		07/01/2042	$	161,275
2,000,000	Puerto Rico Public Buildings Authority[1]	6.000		07/01/2041		1,408,860
8,575,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2026		6,428,935
3,300,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2032		2,262,183
1,000,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031		738,350
4,940,000	Puerto Rico Public Buildings Authority[1]	5.375		07/01/2033		3,438,042
5,615,000	Puerto Rico Public Finance Corp., Series B1	5.500		08/01/2031		2,958,824
6,380,000	Puerto Rico Sales Tax Financing Corp.	8.550	[7]	08/01/2023		3,129,518
17,650,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.500		08/01/2037		12,727,592
270,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.000		08/01/2043		175,716
18,875,000	Puerto Rico Sales Tax Financing Corp., Series A	9.410	[7]	08/01/2036		2,996,218
4,365,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.375		08/01/2039		3,072,829
50,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.280	[7]	08/01/2034		8,873,000
20,215,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750		08/01/2037		15,090,700
29,670,000	Puerto Rico Sales Tax Financing Corp., Series A	6.110	[7]	08/01/2044		4,592,323
5,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.375		08/01/2039		3,897,850
7,000,000	Puerto Rico Sales Tax Financing Corp., Series A1	6.500		08/01/2044		5,418,140
29,160,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.000		08/01/2040		21,793,018
32,560,000	Puerto Rico Sales Tax Financing Corp., Series C	8.020	[7]	08/01/2038		4,681,151
2,205,000	Puerto Rico Sales Tax Financing Corp., Series C1	6.000		08/01/2042		1,641,468
3,685,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000	[4]	08/01/2032		2,815,303
7,450,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.250		08/01/2041		5,133,199
						234,948,807
Total Municipal Bonds and Notes (Cost $2,418,258,303)						2,219,196,145
Corporate Bonds and Notes—0.0%
68,697	Las Vegas Monorail Co., Sr. Sec. Nts.[8,11]	5.500		07/15/2019		2,070
18,270	Las Vegas Monorail Co., Sub. Nts.[8,11]	3.000	[10]	07/15/2055		1,325
Total Corporate Bonds and Notes (Cost $138)						3,395
Total Investments, at Value (Cost $2,418,258,441)—107.2%						2,219,199,540
Net Other Assets (Liabilities)—(7.2)						(148,193,690)
Net Assets—100.0%					$	2,071,005,850

Footnotes to Statement of Investments

*January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 8 of the accompanying Notes.

2. Security represents the underlying municipal bond with respect to an inverse floating rate security held by the Fund. The bond was purchased by the Fund and subsequently transferred to a trust, which issued the related inverse floating rate security. See Note 4 of the accompanying Notes.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 30, 2015. See Note 4 of the accompanying Notes.

4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

44      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Footnotes to Statement of Investments (Continued)

5. This security is accruing partial income at an anticipated effective rate based on expected interest and/or principal payments. The rate shown is the original contractual interest rate.

6. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

7. Zero coupon bond reflects effective yield on the date of purchase.

8. Interest or dividend is paid-in-kind, when applicable.

9. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 4 of the accompanying Notes.

10. Represents the current interest rate for a variable or increasing rate security.

11. Received as a result of a corporate action

To simplify the listings of securities, abbreviations are used per the table below:

AHACHC	ARC/HDS Alamance Country Housing Corp.
AWCC	American Water Capital Corp.
CDA	Communities Devel. Authority
COP	Certificates of Participation
DA	Dormitory Authority
EDA	Economic Devel. Authority
EDC	Economic Devel. Corp.
EF&CD	Environmental Facilities and Community Devel.
EPBH	Emma Pendleton Bradley Hospital
GO	General Obligation
H&EFA	Health and Educational Facilities Authority
H&EFB	Health and Educational Facilities Board
H&HEFA	Hospitals and Higher Education Facilities Authority
HDC	Housing Devel. Corp.
HE&HFA	Higher Education and Health Facilities Authority
HEFA	Higher Education Facilities Authority
HEFFA	Higher Educational Facilities Finance Authority
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IDA	Industrial Devel. Agency
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
KAWC	Kentucky American Water Company
LCMAS	Little Company of Mary Ancillary Services Corp.
M-S-R	Modesto Irrigation District of the City of Santa Clara and the City of Redding
MTA	Metropolitan Transportation Authority
NYS	New York State
OLOLMC	Our Lady Of Lake Medical Center
OLOLRMC	Our Lady of Lourdes Regional Medical Center
PEMC	Providence Everett Medical Center
PH&S	Providence Health & Services
PH&SO	Providence Health & Services-Oregon
PH&SW	Providence Health & Services-Washington
PHlthC	Providence Health Care
PHSSC	Providence Health System-Southern CA
PSMMC	Providence St. Mary Medical Center
RIBS	Residual Interest Bonds
RIH	Rhode Island Hospital
ROLs	Reset Option Longs
SJHC	St. Joseph Hospital Corp.
SJHCN	St. Joseph Home Care Network
SJHE	St. Joseph Hospital of Eureka

45      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Abbreviations (Continued)

SJHO	St. Joseph Hospital of Orange
SJHS	St. Joseph Health System
SPH&HSC	St. Patrick Hospital and Health Science Center
TASC	Tobacco Settlement Asset-Backed Bonds
TMH	The Miriam Hospital

See accompanying Notes to Financial Statements.

46      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES January 30, 2015[1] Unaudited

Assets
Investments, at value (cost $2,418,258,441)—see accompanying statement of investments	$2,219,199,540

Cash	7,666,871

Receivables and other assets:
Interest	29,115,626
Shares of beneficial interest sold	3,839,041
Investments sold on a when-issued or delayed delivery basis	521,750
Other	361,336

Total assets	2,260,704,164

Liabilities
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 4)	165,140,000
Payable for borrowings (See Note 8)	17,000,000
Shares of beneficial interest redeemed	4,991,861
Dividends	1,794,832
Distribution and service plan fees	381,027
Trustees’ compensation	283,535
Shareholder communications	13,299
Interest expense on borrowings	636
Other	93,124

Total liabilities	189,698,314

Net Assets	$2,071,005,850

Composition of Net Assets
Par value of shares of beneficial interest	$292,127

Additional paid-in capital	2,687,516,207

Accumulated net investment income	34,018,860

Accumulated net realized loss on investments	(451,762,443)

Net unrealized depreciation on investments	(199,058,901)

Net Assets	$2,071,005,850

47      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,347,322,844 and 189,708,529 shares of beneficial interest outstanding)	$7.10
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$7.45

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $17,626,286 and 2,497,731 shares of beneficial interest outstanding)	$7.06

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $391,549,480 and 55,511,915 shares of beneficial interest outstanding)	$7.05

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $314,507,240 and 44,408,435 shares of beneficial interest outstanding)	$7.08

1. January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

48      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

OPERATIONS For the Six Months Ended January 30, 20151 Unaudited

Investment Income
Interest	$70,757,975

Expenses
Management fees	4,238,675

Distribution and service plan fees:
Class A	1,601,456
Class B	93,076
Class C	1,911,149

Transfer and shareholder servicing agent fees:
Class A	662,718
Class B	9,312
Class C	191,289
Class Y	148,611

Shareholder communications:
Class A	14,430
Class B	732
Class C	5,552
Class Y	2,164

Legal, auditing and other professional fees	1,250,735

Borrowing fees	890,570

Interest expense and fees on short-term floating rate notes issued (See Note 4)	621,505

Trustees’ compensation	15,637

Custodian fees and expenses	10,544

Interest expense on borrowings	3,870

Other	14,376

Total expenses	11,686,401

Net Investment Income	59,071,574

Realized and Unrealized Gain
Net realized gain on investments	19,656,076

Net change in unrealized appreciation/depreciation on investments	53,564,908

Net Increase in Net Assets Resulting from Operations	$132,292,558

1. January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

49        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014

Operations
Net investment income	$59,071,574	$128,675,503

Net realized gain (loss)	19,656,076	(10,131,089)

Net change in unrealized appreciation/depreciation	53,564,908	53,698,935

Net increase in net assets resulting from operations	132,292,558	172,243,349

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(38,285,865)	(84,308,049)
Class B	(469,745)	(1,170,638)
Class C	(9,683,971)	(20,083,177)
Class Y	(8,989,226)	(15,305,191)

	(57,428,807)	(120,867,055)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(7,509,420)	(315,463,166)
Class B	(2,491,357)	(7,709,050)
Class C	3,294,187	(85,073,174)
Class Y	55,112,954	42,847,314

	48,406,364	(365,398,076)

Net Assets
Total increase (decrease)	123,270,115	(314,021,782)

Beginning of period	1,947,735,735	2,261,757,517

End of period (including accumulated net investment income of $34,018,860 and $32,376,093, respectively)	$2,071,005,850	$1,947,735,735

1. January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

50        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

STATEMENT OF

CASH FLOWS For the Six Months Ended January 30, 20151 Unaudited

Cash Flows from Operating Activities
Net increase in net assets from operations	$132,292,558

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(113,822,017)
Proceeds from disposition of investment securities	119,027,281
Short-term investment securities, net	12,952,202
Premium amortization	3,797,390
Discount accretion	(14,689,147)
Net realized gain on investments	(19,656,076)
Net change in unrealized appreciation/depreciation on investments	(53,564,908)
Change in assets:
Decrease in other assets	464,216
Increase in interest receivable	(637,560)
Decrease in receivable for securities sold	1,469,368
Change in liabilities:
Decrease in other liabilities	(36,246)
Decrease in payable for securities purchased	(2,172,460)

Net cash provided by operating activities	65,424,601

Cash Flows from Financing Activities
Proceeds from borrowings	129,500,000
Payments on borrowings	(112,500,000)
Payments on short-term floating rate notes issued	(69,935,000)
Proceeds from shares sold	226,325,904
Payments on shares redeemed	(226,213,147)
Cash distributions paid	(12,040,478)

Net cash used in financing activities	(64,862,721)

Net increase in cash	561,880

Cash, beginning balance	7,104,991

Cash, ending balance	$7,666,871

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $46,035,640.

Cash paid for interest on borrowings—$3,795.

Cash paid for interest on short-term floating rate notes issued—$621,505.

1. January 30, 2015, represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

See accompanying Notes to Financial Statements.

51        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$6 .84	$6 .65	$7 .19	$6 .27	$6 .39	$5 .51

Income (loss) from investment operations:
Net investment income[2]	0 .21	0 .43	0 .40	0 .43	0 .46	0 .45
Net realized and unrealized gain (loss)	0 .26	0 .16	(0 .55)	0 .90	(0 .17)	0 .89

Total from investment operations	0 .47	0 .59	(0 .15)	1 .33	0 .29	1 .34

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0 .21)	(0 .40)	(0 .39)	(0 .41)	(0 .41)	(0 .46)
Net asset value, end of period	$7 .10	$6 .84	$6 .65	$7 .19	$6 .27	$6 .39

Total Return, at Net Asset Value[3]	6 .87%	9 .18%	(2 .32)%	21 .90%	4 .97%	24 .64%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,347,323	$1,305,586	$1,586,019	$1,888,870	$1,619,244	$2,081,580

Average net assets (in thousands)	$1,307,729	$1,405,201	$1,914,142	$1,677,433	$1,779,808	$1,953,017

Ratios to average net assets:[4]
Net investment income	5 .99%	6 .40%	5 .52%	6 .45%	7 .39%	7 .12%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0 .89%	0 .82%	0 .74%	0 .77%	0 .74%	0 .71%
Interest and fees from borrowings	0 .09%	0 .09%	0 .08%	0 .10%	0 .13%	0 .23%
Interest and fees on short-term floating rate notes issued[5]	0 .06%	0 .17%	0 .10%	0 .17%	0 .21%	0 .22%

Total expenses	1 .04%	1 .08%	0 .92%	1 .04%	1 .08%	1 .16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1 .04%	1 .08%	0 .92%	1 .04%	1 .08%	1 .16%

Portfolio turnover rate	5%	17%	13%	21%	30%	21%

52        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

53        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHILIGHTS Continued

Class B	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.61	$7.15	$6.24	$6.36	$5.48

Income (loss) from investment operations:
Net investment income[2]	0.18	0.37	0.34	0.37	0.40	0.39
Net realized and unrealized gain (loss)	0.26	0.17	(0.55)	0.89	(0.16)	0.90

Total from investment operations	0.44	0.54	(0.21)	1.26	0.24	1.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.33)	(0.35)	(0.36)	(0.41)

Net asset value, end of period	$7.06	$6.80	$6.61	$7.15	$6.24	$6.36

Total Return, at Net Asset Value[3]	6.51%	8.39%	(3.15)%	20.84%	4.11%	23.72%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,626	$19,426	$26,593	$36,439	$34,889	$41,234

Average net assets (in thousands)	$18,365	$22,337	$33,430	$34,260	$37,308	$37,974

Ratios to average net assets:[4]
Net investment income	5.23%	5.61%	4.69%	5.62%	6.54%	6.26%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.61%	1.57%	1.61%	1.60%	1.56%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.13%	0.23%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.17%	0.10%	0.17%	0.21%	0.22%

Total expenses	1.81%	1.87%	1.75%	1.88%	1.94%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.87%	1.75%	1.88%	1.94%	2.01%

Portfolio turnover rate	5%	10%	13%	21%	30%	21%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

54      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Class C	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Year Ended July 29, 2011[1]	Year Ended July 30, 2010[1]

Per Share Operating Data
Net asset value, beginning of period	$6.80	$6.60	$7.15	$6.24	$6.36	$5.48

Income (loss) from investment operations:
Net investment income[2]	0.18	0.37	0.34	0.38	0.40	0.40
Net realized and unrealized gain (loss)	0.25	0.18	(0.55)	0.89	(0.15)	0.89

Total from investment operations	0.43	0.55	(0.21)	1.27	0.25	1.29
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.18)	(0.35)	(0.34)	(0.36)	(0.37)	(0.41)
Net asset value, end of period	$7.05	$6.80	$6.60	$7.15	$6.24	$6.36

Total Return, at Net Asset Value[3]	6.36%	8.58%	(3.24)%	20.91%	4.18%	23.82%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$391,550	$374,108	$450,498	$527,392	$418,638	$518,594

Average net assets (in thousands)	$377,470	$381,177	$539,108	$454,431	$455,782	$465,652

Ratios to average net assets:[4]
Net investment income	5.23%	5.62%	4.75%	5.66%	6.60%	6.32%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.66%	1.59%	1.51%	1.55%	1.53%	1.48%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.13%	0.23%
Interest and fees on short-term floating rate notes issued[5]	0.06%	0.17%	0.10%	0.17%	0.21%	0.22%

Total expenses	1.81%	1.85%	1.69%	1.82%	1.87%	1.93%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.81%	1.85%	1.69%	1.82%	1.87%	1.93%

Portfolio turnover rate	5%	10%	13%	21%	30%	21%

1. January 30, 2015, July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

4. Annualized for periods less than one full year.

5. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

55       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

FINANCIAL HIGHILIGHTS Continued

Class Y	Six Months Ended January 30, 2015[1] (Unaudited)	Year Ended July 31, 2014	Year Ended July 31, 2013	Year Ended July 31, 2012	Period Ended July 29, 2011[1,2]

Per Share Operating Data
Net asset value, beginning of period	$6.82	$6.63	$7.17	$6.26	$6.19
Income (loss) from investment operations:
Net investment income[3]	0.22	0.44	0.42	0.44	0.30
Net realized and unrealized gain (loss)	0.26	0.16	(0.55)	0.89	0.05
Total from investment operations	0.48	0.60	(0.13)	1.33	0.35
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.22)	(0.41)	(0.41)	(0.42)	(0.28)

Net asset value, end of period	$7.08	$6.82	$6.63	$7.17	$6.26

Total Return, at Net Asset Value[4]	7.02%	9.47%	(2.11)%	22.06%	6.03%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$314,507	$248,616	$198,648	$289,075	$52,976

Average net assets (in thousands)	$293,538	$245,234	$278,098	$159,256	$22,067

Ratios to average net assets:[5]
Net investment income	6.22%	6.59%	5.75%	6.55%	7.47%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.65%	0.58%	0.51%	0.52%	0.54%
Interest and fees from borrowings	0.09%	0.09%	0.08%	0.10%	0.10%
Interest and fees on short-term floating rate notes issued[6]	0.06%	0.17%	0.10%	0.17%	0.21%
Total expenses	0.80%	0.84%	0.69%	0.79%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.84%	0.69%	0.79%	0.85%

Portfolio turnover rate	5%	10%	13%	21%	30%

1. January 30, 2015 and July 29, 2011 represent the last business days of the Fund’s reporting periods. See Note 2 of the accompanying Notes.

2. For the period from November 29, 2010 (inception of offering) to July 29, 2011.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

See accompanying Notes to Financial Statements.

56      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS January 30, 2015 Unaudited

1. Organization

Oppenheimer Rochester AMT-Free Municipal Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek tax-free income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Semiannual and Annual Periods. The last day of the Fund’s semiannual and annual periods was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

57      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited /Continued
2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended July 31, 2014, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended July 31, 2014 capital loss carryforwards are included in the table below. Capital loss

58      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

2. Significant Accounting Policies (Continued)

carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
2016	$38,527,923
2017	105,610,446
2018	177,767,456
2019	12,340,869
No expiration	134,265,974

Total	$468,512,668

As of January 30, 2015, it is estimated that the capital loss carryforwards would be $314,590,618 expiring by 2019 and $114,609,898 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended January 30, 2015, it is estimated that the Fund will utilize $19,656,076 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of January 30, 2015 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$2,261,348,464[1]

Gross unrealized appreciation	$183,771,978
Gross unrealized depreciation	(383,473,293)

Net unrealized depreciation	$(199,701,315)

1. The Federal tax cost of securities does not include cost of $157,552,391, which has otherwise been recognized for financial reporting purposes, related to bonds placed into trusts in conjunction with certain investment transactions. See the Inverse Floating Rate Securities note in Note 4.

Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

59       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity

60      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

61       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 30, 2015 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Alabama	$—	$84,309,118	$—	$84,309,118
Alaska	—	567,260	—	567,260
Arizona	—	65,384,854	—	65,384,854
Arkansas	—	301,360	1,050,098	1,351,458
California	—	338,378,302	—	338,378,302
Colorado	—	34,614,690	—	34,614,690
Connecticut	—	1,387,165	—	1,387,165
Delaware	—	5,280,718	—	5,280,718
District of Columbia	—	16,222,575	—	16,222,575
Florida	—	255,636,016	3,111,233	258,747,249
Georgia	—	16,772,612	—	16,772,612
Idaho	—	1,158,882	—	1,158,882
Illinois	—	240,490,803	—	240,490,803
Indiana	—	29,331,666	—	29,331,666
Iowa	—	4,967,187	—	4,967,187
Kansas	—	3,230,854	—	3,230,854
Kentucky	—	107,923	—	107,923
Louisiana	—	50,535,243	—	50,535,243
Maine	—	8,465,650	—	8,465,650

62       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Maryland	$—	$2,370,860	$—	$2,370,860
Massachusetts	—	10,243,467	11,412	10,254,879
Michigan	—	91,690,191	—	91,690,191
Minnesota	—	4,245,802	—	4,245,802
Mississippi	—	1,006,645	—	1,006,645
Missouri	—	58,087,713	—	58,087,713
Montana	—	9,218,329	—	9,218,329
Nebraska	—	22,169,602	—	22,169,602
Nevada	—	34,124,754	—	34,124,754
New Hampshire	—	60,408,423	—	60,408,423
New Jersey	—	19,052,464	—	19,052,464
New Mexico	—	3,732,424	—	3,732,424
New York	—	25,887,203	—	25,887,203
North Carolina	—	20,254	—	20,254
Ohio	—	158,708,260	—	158,708,260
Oklahoma	—	13,710,588	—	13,710,588
Oregon	—	913,094	—	913,094
Pennsylvania	—	19,486,516	—	19,486,516
Rhode Island	—	20,536,275	—	20,536,275
South Carolina	—	10,721,595	4,979,428	15,701,023
South Dakota	—	582,275	—	582,275
Tennessee	—	13,375,399	—	13,375,399
Texas	—	100,902,374	—	100,902,374
U.S. Possessions	—	234,948,807	—	234,948,807
Utah	—	4,350,490	—	4,350,490
Vermont	—	1,288,046	—	1,288,046
Virginia	—	21,765,888	—	21,765,888
Washington	—	71,194,384	—	71,194,384
West Virginia	—	4,344,659	—	4,344,659
Wisconsin	—	33,814,313	2	33,814,315
Corporate Bonds and Notes	—	3,395	—	3,395

Total Assets	$—	$2,210,047,367	$9,152,173	$2,219,199,540

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

63       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Municipal Bonds and Notes
Florida	$(440,565)	$ 440,565

Total Assets	$(440,565)	$ 440,565

*Transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

4. Investments and Risks

Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Because inverse floating rate securities are leveraged instruments, the value of an inverse floating rate security will change more significantly in response to changes in interest rates and other market fluctuations than the market value of a conventional fixed-rate municipal security of similar maturity and credit quality, including the municipal bond underlying an inverse floating rate security.

An inverse floating rate security is created as part of a financial transaction referred to as a “tender option bond” transaction. In most cases, in a tender option bond transaction the Fund sells a fixed-rate municipal bond (the “underlying municipal bond”) to a trust (the “Trust”). The Trust then issues and sells short-term floating rate securities with a fixed principal amount representing a senior interest in the underlying municipal bond to third parties and a residual, subordinate interest in the underlying municipal bond (referred to as an “inverse floating rate security”) to the Fund. The interest rate on the short-term floating rate securities resets periodically, usually weekly, to a prevailing market rate and holders of these securities are granted the option to tender their securities back to the Trust for repurchase at their principal amount plus accrued interest thereon (the “purchase price”) periodically, usually daily or weekly. A remarketing agent for the Trust is required to attempt to re-sell any tendered short-term floating rate securities to new investors for the purchase price. If the remarketing agent is unable to successfully re-sell the tendered short-term floating rate securities, a liquidity provider to the Trust must contribute cash to the Trust to ensure that the tendering holders receive the purchase price of their securities on the repurchase date.

Because holders of the short-term floating rate securities are granted the right to tender their securities to the Trust for repurchase at frequent intervals for the purchase price, with such payment effectively guaranteed by the liquidity provider, the securities generally bear short-term rates of interest commensurate with money market instruments. When interest is paid on the underlying municipal bond to the Trust, such proceeds are first used to pay the Trust’s administrative expenses and accrued interest to holders of the short-term floating rate securities, with any remaining amounts being paid to the Fund, as the holder of the inverse floating rate security. Accordingly, the amount of such interest on the underlying municipal

64       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

bond paid to the Fund is inversely related the rate of interest on the short-term floating rate securities. Additionally, because the principal amount of the short-term floating rate securities is fixed and is not adjusted in response to changes in the market value of the underlying municipal bond, any change in the market value of the underlying municipal bond is reflected entirely in a change to the value of the inverse floating rate security.

Typically, the terms of an inverse floating rate security grant certain rights to the Fund, as holder. For example, the Fund typically has the right upon request to require that the Trust compel a tender of the short-term floating rate securities to facilitate the Fund’s acquisition of the underlying municipal bond. Following such a request, the Fund pays the Trust the purchase price of the short-term floating rate securities and a specified portion of any market value gain on the underlying municipal bond since its deposit into the Trust, which the Trust uses to redeem the short-term floating rate securities. The Trust then distributes the underlying municipal bond to the Fund. Through the exercise of this right, the Fund can voluntarily terminate or “collapse” the Trust, terminate its investment in the related inverse floating rate security and obtain the underlying municipal bond. Additionally, the Fund also typically has the right to exchange with the Trust (i) a principal amount of short-term floating rate securities held by the Fund for a corresponding additional principal amount of the inverse floating rate security or (ii) a principal amount of the inverse floating rate security held by the Fund for a corresponding additional principal amount of short-term floating rate securities (which are typically then sold to other investors). Through the exercise of this right, the Fund may increase (or decrease) the principal amount of short-term floating rate securities outstanding, thereby increasing (or decreasing) the amount of leverage rovided by the short-term floating rate securities to the Fund’s investment exposure to the underlying municipal bond.

The Fund’s investments in inverse floating rate securities involve certain risks. As short-term interest rates rise, an inverse floating rate security produces less current income (and, in extreme cases, may pay no income) and as short-term interest rates fall, an inverse floating rate security produces more current income. Thus, if short-term interest rates rise after the issuance of the inverse floating rate security, any yield advantage is reduced or eliminated. All inverse floating rate securities entail some degree of leverage represented by the outstanding principal amount of the related short-term floating rate securities, relative to the par value of the underlying municipal bond. The value of, and income earned on, an inverse floating rate security that has a higher degree of leverage will fluctuate more significantly in response to changes in interest rates and to changes in the market value of the related underlying municipal bond than that of an inverse floating rate security with a lower degree of leverage, and is more likely to be eliminated entirely under adverse market conditions. Changes in the value of an inverse floating rate security will also be more significant than changes in the market value of the related underlying municipal bond because the leverage provided by the related short-term floating rate securities increases the sensitivity of an inverse floating rate security to changes in interest rates and to the market value of the underlying municipal bond. An inverse floating rate security can be expected to underperform fixed-rate municipal

65       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

bonds when the difference between long-term and short-term interest rates is decreasing (or is already small) or when long-term interest rates are rising, but can be expected to outperform fixed-rate municipal bonds when the difference between long-term and short-term interest rates is increasing (or is already large) or when long-term interest rates are falling. Additionally, a tender option bond transaction typically provides for the automatic termination or “collapse” of a Trust upon the occurrence of certain adverse events, usually referred to as “mandatory tender events” or “tender option termination events.” These events may include, among others, a credit ratings downgrade of the underlying municipal bond below a specified level, a decrease in the market value of the underlying municipal bond below a specified amount, a bankruptcy of the liquidity provider or the inability of the remarketing agent to re-sell to new investors short-term floating rate securities that have been tendered for repurchase by holders thereof. Following the occurrence of such an event, the underlying municipal bond is generally sold for current market value and the proceeds distributed to holders of the short-term floating rate securities and inverse floating rate security, with the holder of the inverse floating rate security (the Fund) generally receiving the proceeds of such sale only after the holders of the short-term floating rate securities have received proceeds equal to the purchase price of their securities (and the liquidity provider is generally required to contribute cash to the Trust only in an amount sufficient to ensure that the holders of the short-term floating rate securities receive the purchase price of their securities in connection with such termination of the Trust). Following the occurrence of such events, the Fund could potentially lose the entire amount of its investment in the inverse floating rate security.

Finally, the Fund may enter into shortfall/reimbursement agreements with the liquidity provider of certain tender option bond transactions in connection with certain inverse floating rate securities held by the Fund. These agreements commit the Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a Trust, including following the termination of a Trust resulting from the occurrence of a “mandatory tender event.” In connection with the occurrence of such an event and the termination of the Trust triggered thereby, the shortfall/reimbursement agreement will make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying municipal bond and the purchase price of the short-term floating rate securities issued by the Trust. Under the standard terms of a tender option bond transaction, absent such a shortfall/reimbursement agreement, the Fund, as holder of the inverse floating rate security, would not be required to make such a reimbursement payment to the liquidity provider. The Manager monitors the Fund’s potential exposure with respect to these agreements on a daily basis and intends to take action to terminate the Fund’s investment in related inverse floating rate securities, if it deems it appropriate to do so. As of January 30, 2015, the Fund’s maximum exposure under such agreements is estimated at $88,425,000.

When the Fund creates an inverse floating rate security in a tender option bond transaction by selling an underlying municipal bond to a Trust, the transaction is considered a secured borrowing for financial reporting purposes. As a result of such accounting treatment, the Fund

66       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

includes the underlying municipal bond on its Statement of Investments and as an asset on its Statement of Assets and Liabilities (but does not separately include the related inverse floating rate security on either). The Fund also includes a liability on its Statement of Assets and Liabilities equal to the outstanding principal amount and accrued interest on the related short-term floating rate securities issued by the Trust. Interest on the underlying municipal bond is recorded as investment income on the Fund’s Statement of Operations, while interest payable on the related short-term floating rate securities is recorded as interest expense. At January 30, 2015, municipal bond holdings with a value of $296,283,565 shown on the Fund’s Statement of Investments are held by such Trusts and serve as the underlying municipal bonds for the related $165,140,000 in short-term floating rate securities issued and outstanding at that date.

At January 30, 2015, the inverse floating rate securities associated with tender option bond transactions accounted for as secured borrowings were as follows:

Principal Amount	Inverse Floater[1]	Coupon Rate[2]	Maturity Date	Value
$10,000,000	Birmingham, AL Commercial Devel. Authority (Civic Center Improvements) RIBS	10.300%	4/1/41	$13,601,400
3,000,000	Chicago, IL Park District (Harbor Facilities) ROLs	8.370	1/1/37	3,723,600
5,000,000	Chicago, IL Park District (Harbor Facilities) ROLs	8.370	1/1/40	6,102,900
3,480,000	FL COP (Dept. of Management Services) ROLs	12.38	8/1/28	4,934,292
4,000,000	Greater Orlando, FL Aviation Authority ROLs[3]	15.451	10/1/32	6,585,760
4,000,000	Houston, TX Airport System ROLs[3]	17.219	7/1/39	6,214,400
5,000,000	IL Finance Authority (Northwestern Memorial Hospital/Northwestern Memorial Healthcare Obligated Group) ROLs	18.910	8/15/39	8,724,200
3,335,000	IL Finance Authority ROLs[3]	11.940	12/1/30	4,828,880
1,665,000	IL Finance Authority ROLs[3]	15.971	5/15/29	2,291,306
3,650,000	MI Hospital Finance Authority ROLs[3]	19.362	12/1/23	6,050,824
10,865,000	NH H&EFA (LRG Healthcare) ROLs	8.857	10/1/34	14,588,001
5,215,000	NH H&EFA ROLs[3]	22.253	4/1/38	10,273,759
2,500,000	Orange County, FL School Board ROLs[3]	17.069	8/1/34	3,905,100
3,335,000	San Francisco, CA City & County COP ROLs[3]	11.920	10/1/33	4,767,883
4,000,000	Tarrant County, TX Cultural Education Facilities Finance Corp. ROLs[3]	18.776	11/15/29	6,584,320
3,000,000	University of Illinois (Auxiliary Facilities Systems) ROLs	18.040	4/1/38	4,935,000
16,895,000	WA Health Care Facilities Authority (Catholic Health Initiatives) ROLs	10.220	10/1/36	23,031,940

				$131,143,565

1. For a list of abbreviations used in the Inverse Floater table see the Portfolio Abbreviations table at the end of the Statement of Investments.

2. Represents the current interest rate for the inverse floating rate security.

3. Represents an inverse floating rate security that is subject to a shortfall/reimbursement agreement.

The Fund may also purchase an inverse floating rate security created as part of a tender option bond transaction not initiated by the Fund when a third party, such as a municipal issuer or financial institution, transfers an underlying municipal bond to a Trust. For financial reporting purposes, the Fund includes the inverse floating rate security related to such

67       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

transaction on its Statement of Investments and as an asset on its Statement of Assets and Liabilities, and interest on the security is recorded as investment income on the Fund’s Statement of Operations.

The Fund may invest in inverse floating rate securities with any degree of leverage (as measured by the outstanding principal amount of related short-term floating rate securities). However, the Fund may only expose up to 20% of its total assets to the effects of leverage from its investments in inverse floating rate securities. This limitation is measured by comparing the aggregate principal amount of the short-term floating rate securities that are related to the inverse floating rate securities held by the Fund to the total assets of the Fund. The Fund’s exposure to the effects of leverage from its investments in inverse floating rate securities amounts to $165,140,000 or 7.30% of its total assets as of January 30, 2015.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 30, 2015, the Fund had sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Sold securities	$521,750

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of January 30, 2015 is as follows:

68       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

4. Investments and Risks (Continued)

Cost	$92,934,605
Market Value	$40,313,244
Market Value as % of Net Assets	1.95%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of January 30, 2015, securities with an aggregate market value of $41,265,602, representing 1.99% of the Fund’s net assets, were subject to these forbearance agreements. Interest payments of $224,438 are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

5. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended January 30, 2015		Year Ended July 31, 2014
	Shares	Amount	Shares	Amount
Class A
Sold	17,112,295	$119,655,280	47,578,182	$315,053,184
Dividends and/or distributions reinvested	4,486,761	31,392,878	10,071,602	67,102,720
Redeemed	(22,747,332)	(158,557,578)	(105,464,626)	(697,619,070)

Net decrease	(1,148,276)	$(7,509,420)	(47,814,842)	$(315,463,166)

Class B
Sold	10,171	$70,689	141,824	$928,576
Dividends and/or distributions reinvested	58,524	406,707	149,679	989,797
Redeemed	(428,313)	(2,968,753)	(1,459,032)	(9,627,423)

Net decrease	(359,618)	$(2,491,357)	(1,167,529)	$(7,709,050)

Class C
Sold	4,438,856	$30,859,389	10,909,233	$71,971,242
Dividends and/or distributions reinvested	1,035,404	7,193,271	2,182,059	14,438,697
Redeemed	(5,016,948)	(34,758,473)	(26,250,333)	(171,483,113)

Net increase (decrease)	457,312	$3,294,187	(13,159,041)	$(85,073,174)

Class Y
Sold	11,101,906	$77,022,767	32,295,724	$213,705,171
Dividends and/or distributions reinvested	1,009,270	7,042,784	1,551,379	10,336,390
Redeemed	(4,147,533)	(28,952,597)	(27,373,258)	(181,194,247)

Net increase	7,963,643	$55,112,954	6,473,845	$42,847,314

69       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 30, 2015 were as follows:

	Purchases	Sales
Investment securities	$113,822,017	$119,027,281

7. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule through November 30, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Over $1 billion	0.35

Fee Schedule effective December 1, 2014
Up to $200 million	0.60%
Next $100 million	0.55
Next $200 million	0.50
Next $250 million	0.45
Next $250 million	0.40
Next $4 billion	0.35
Over $5 billion	0.33

The Fund’s management fee for the fiscal six months ended January 30, 2015 was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to

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7. Fees and Other Transactions with Affiliates (Continued)

each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 30, 2015, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	16,990
Accumulated Liability as of January 30, 2015	134,647

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes,

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

7. Fees and Other Transactions with Affiliates (Continued)

maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees vote annually to approve its continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
January 30, 2015	$60,509	$27,662	$22,141	$46,162

8. Borrowings and Other Financing

Borrowings. The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings (meaning that the value of those assets must be at least 300% of the amount borrowed). The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as leverage and changes in the value of the Fund’s investments will have a larger effect on its share price than if it did not borrow because of the effect of leverage.

The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 4. The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust. See the discussion in Note 4 (Inverse Floating Rate Securities) for additional information.

The Fund will pay interest and may pay other fees in connection with loans. If the Fund does borrow, it will be subject to greater expenses than funds that do not borrow. The interest on borrowed money and the other fees incurred in conjunction with loans are an

72       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

8. Borrowings and Other Financing (Continued)

expense that might reduce the Fund’s yield and return. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.

The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.5 billion, collectively, by the Oppenheimer Rochester Funds. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.1741% as of January 30, 2015). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the six months ended January 30, 2015 equal 0.06% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.

As of January 30, 2015, the Fund had borrowings outstanding at an interest rate of 0.1741%. Details of the borrowings for the six months ended January 30, 2015 are as follows:

Average Daily Loan Balance	$4,760,870
Average Daily Interest Rate	0.155%
Fees Paid	$141,207
Interest Paid	$3,795

Reverse Repurchase Agreements. The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.

The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty’) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the

73       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Borrowings and Other Financing (Continued)

economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty. These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the six months ended January 30, 2015 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.

The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare each Wednesday as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.

Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the six months ended January 30, 2015.

Details of reverse repurchase agreement transactions for the six months ended January 30, 2015 are as follows:

Fees Paid	$319,143

9. Pending Litigation

In 2009, seven class action lawsuits were filed in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds – including the Fund – advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also named as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raised claims under federal securities laws and alleged, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions sought unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. In March 2014, the parties – including the Fund – in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. In July 2014, the court entered an order and final judgment approving the settlements as fair, reasonable and

74       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

9. Pending Litigation (Continued)

adequate. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund (the “California Fund Suit”). OFI believes the California Fund Suit is without legal merit and is defending the suit vigorously. While it is premature to render any opinion as to the outcome in the California Fund Suit, or whether any costs that OFI may bear in defending the California Fund Suit might not be reimbursed by insurance, OFI believes the California Fund Suit should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of the California Fund Suit should not have any material effect on the operations of any of the Oppenheimer funds.

75       OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Agreements. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Adviser, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance

76      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Daniel Loughran, Scott Cottier, Troy Willis, Mark DeMitry, Michael Camarella, Charles Pulire, and Elizabeth Mossow, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Adviser and the Fund. Throughout the year, the Adviser provided information on the investment performance of the Fund, including comparative performance information. The Board also reviewed information, prepared by the Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail funds in the High Yield Municipal category. The Board noted that the Fund’s three-year and five-year performance was better than its category median although its one-year and ten-year performance was below its category median.

Costs of Services by the Adviser. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load High Yield Municipal funds with comparable asset levels and distribution features. The Fund’s contractual management fees and total expenses were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding OFI Global’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow. Based on the Board’s evaluation, the Managers agreed to a revised breakpoint schedule as negotiated by the Board that, effective December 1, 2014, a new breakpoint of 0.33% was added to assets over $5 billion.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

77      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2015. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

78      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

79      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee
Daniel G. Loughran, Vice President
Scott S. Cottier, Vice President
Troy E. Willis, Vice President
Mark R. DeMitry, Vice President
Michael L. Camarella, Vice President
Charles S. Pulire, Vice President
Richard Stein, Vice President
Arthur P. Steinmetz, President and Principal Executive Officer
Arthur S. Gabinet, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2015 OppenheimerFunds, Inc. All rights reserved.

80        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

81        OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
—	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2014. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

82      OPPENHEIMER ROCHESTER AMT-FREE MUNICIPAL FUND

A Better Website for Investors

We redesigned the OppenheimerFunds investor site to help you find the information and services you need—quickly. Visit oppenheimerfunds.com/investors to see how well the new site will work for you. You can also visit our website for 24-hour access to account information and transactions or call us at 800 CALL OPP (800 225 5677) for 24-hour automated information and automated transactions. Representatives are also available Mon–Fri 8am–8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2015 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0310.001.0115     March 23, 2015

Item 2.	Code of Ethics.

Not applicable to semiannual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.	Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/30/2015, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester AMT-Free Municipal Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 3/9/2015

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 3/9/2015